UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

12	31	2012

ANNUAL REPORT

Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund		BofA Merrill Lynch Municipal Index (3-7 Years)
	Without Sales Charge	With Sales Charge
1-Year	6.13%	3.75%	3.03%
5-Year	4.90	4.42	5.26
10-Year	4.62	4.38	4.33

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

The Fund’s Class A shares generated tax-free income consistent with its investment goals producing an annual total return of 6.13% (without sales charge). The Class A shares generated the second highest total return during this reporting period in its Lipper category (right behind the Fund’s Y shares), and outperformed its benchmark. Despite a challenging interest-rate environment, the Fund paid a December dividend of 3.55% at net asset value, based on the 31-day accrual period ended December 28, 2012.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of December 31, 2012, the average yield on 30-year, AAA-rated muni bonds was 2.89%, down 72 basis points from December 30, 2011, the last trading day in the Fund’s fiscal 2011. On December 31, 2012, the average yield on 10-year, AAA-rated muni bonds was 1.79%, down 13 basis points from the December 2011 date, and the average yield on 2-year, AAA-rated muni bonds was 0.34%, the same as it had been on December 30, 2011. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.55%
Dividend Yield with sales charge	3.47
Standardized Yield	2.55
Taxable Equivalent Yield	4.30
Last distribution (12/28/2012)	$0.010
Total distributions (1/1/12 to 12/31/12)	$0.131

Endnotes for this discussion begin on page 12 of this report

LIMITED TERM NEW YORK MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would not change until at least mid-2013. In April 2012, the Federal Open Market Committee reiterated an earlier statement, once again explaining that the rate would likely remain very low until late 2014. This timeframe was lengthened in September to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

For the second consecutive year, Governor Andrew Cuomo put the finishing touches on a budget before a new fiscal year began on April 1, 2012. As a result, the start of the state’s fiscal year was considered by many to signal responsible behavior from Albany after years of disorder. The $132.6 billion spending plan addressed a $10 billion projected deficit by capping spending increases for Medicaid and school aid at approximately 4%.

New York City Mayor Michael Bloomberg passed a $68.5 billion budget for fiscal 2013 on June 28, 2012, marking the 11th consecutive year that the city passed its budget on time. The city capitalized on the current low-interest-rate environment when it issued $1 billion of tax-exempt general obligation bonds to refund debt that had sold at higher rates. Still, critics warned of a $2.5 billion budget gap that looms for the city in fiscal 2014, and raised concerns about costs related to Hurricane Sandy recovery, unresolved collective bargaining and delays in the sale of taxi medallions.

At the end of this reporting period, New York’s general obligation debt was rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Limited Term New York Municipal Fund held more than 1,150 securities as of December 31, 2012. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

As bond prices rose, declining municipal interest rates put pressure on the Class A dividend. Beginning with the May 2012

4	LIMITED TERM NEW YORK MUNICIPAL FUND

payout, the dividend was lowered to 1.10 cents per Class A share, from 1.15 cents. The dividend was reduced to 1.05 cents per Class A shares starting with the August payout and to 1.00 cents per share for the last payout of this reporting period.

The average 12-month distribution yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.59% on December 31, 2012. At 3.85%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 126 basis points higher than the category average.

During this reporting period, refundings became increasingly common, further pressuring muni bond fund industry dividends. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that dividends throughout the muni bond fund universe will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 3.55% at net asset value (NAV), based on the dividend payment made December 28, 2012. At 3.85%, the share class’s 12-month yield at NAV was 126 points higher the average 12-month yield at NAV in the Lipper Other States Short-Intermediate Municipal Debt Funds category.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 24.3% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as general obligation debt. Most of the Fund’s investments in the securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Many of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 5.4% of the Fund’s total assets this reporting period and contributed positively to Fund performance. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent

LIMITED TERM NEW YORK MUNICIPAL FUND	5

years. In the first half of this reporting period, the Commonwealth issued more than $4 billion in municipal bonds, including general obligation (G.O.) debt totaling $2.3 billion.

While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño. Five weeks later, Moody’s Investor Services lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, constituted the Fund’s largest sector as of December 31, 2012, representing 13.7% of the Fund’s total assets and contributing positively to Fund performance.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 11.7% of the Fund’s total assets this reporting period and contributed positively to Fund performance. The Fund’s holdings include bonds issued by New York State and the Commonwealth of Puerto Rico. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

The Fund’s holdings in municipal bonds issued by utilities represented 10.5% of total assets at the end of this reporting period. As of December 31, 2012, this set of holdings included electric utilities, with 6.7% of the Fund’s total assets, water utilities with 2.7%, gas utilities with 0.7% and sewer utilities with 0.4%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. While the sewer utilities

6	LIMITED TERM NEW YORK MUNICIPAL FUND

were slight detractors (and the Fund’s only performance-detracting sector) this reporting period, in aggregate the utilities contributed positively to Fund performance.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund was invested in the hospital/healthcare sector, representing 9.9% of the Fund’s total assets as of December 31, 2012. Our holdings in this sector, which contributed positively to Fund performance this reporting period, consist of securities across the credit spectrum. The biggest news related to this sector occurred on June 28, 2012, when the Supreme Court upheld the “individual mandate” of the Affordable Care Act of 2010. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation; those voices were largely silenced after Election Day.

During this reporting period, the Fund maintained a small investment (less than 2%) in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in our fund portfolios.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally

LIMITED TERM NEW YORK MUNICIPAL FUND	7

The Rochester portfolio management team

Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s

8	LIMITED TERM NEW YORK MUNICIPAL FUND

tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

LIMITED TERM NEW YORK MUNICIPAL FUND	9

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	13.7%
General Obligation	11.7
Hospital/Healthcare	9.9
Marine/Aviation Facilities	8.5
Highways/Commuter Facilities	8.4
Electric Utilities	6.7
Sales Tax Revenue	5.4
Government Appropriation	5.2
Higher Education	4.6
Special Tax	3.2

Portfolio holdings are subject to change. Percentages are as of December 31, 2012, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	6.3%	0.5%	6.8%
AA	26.2	0.0	26.2
A	21.3	0.1	21.4
BBB	35.0	4.7	39.7
BB or lower	4.9	1.0	5.9
Total	93.7	6.3	100.0

The percentages above are based on the market value of the securities as of December 31, 2012, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	LIMITED TERM NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 12/31/12
	Without Sales Chg.	With Sales Chg.
Class A	3.55%	3.47%
Class B	2.60	—
Class C	2.69	—
Class Y	3.77	—

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 12/31/12		As of 12/31/12
Class A	2.55%	Class A	4.30%
Class B	1.77	Class B	2.98
Class C	1.84	Class C	3.10
Class Y	2.82	Class Y	4.76

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	6.13%	4.90%	4.62%	5.42%
Class B (LTBBX)	5/1/97	5.24	3.95	4.13	4.55
Class C (LTNCX)	5/1/97	5.35	4.06	3.81	4.04
Class Y (LTBYX)	3/30/11	6.38	—	—	8.24

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/12

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	3.75%	4.42%	4.38%	5.31%
Class B (LTBBX)	5/1/97	1.24	3.77	4.13	4.55
Class C (LTNCX)	5/1/97	4.35	4.06	3.81	4.04
Class Y (LTBYX)	3/30/11	6.38	—	—	8.24

LIMITED TERM NEW YORK MUNICIPAL FUND	11

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C shares, the contingent 1% deferred sales charge for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the BofA Merrill Lynch Municipal Index (3-7 Years), which consists of municipal bonds having remaining maturities of between 3 and 7 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.

Distribution yields for Class A shares are based on dividends of $0.010 paid on December 28, 2012, which included the amounts that were set to be accrued on December 29, 30 and 31, 2012. The yield without sales charge for Class A shares is

12	LIMITED TERM NEW YORK MUNICIPAL FUND

calculated by dividing annualized dividends by the Class A net asset value on December 28, 2012; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0073, $0.0076 and $0.0107, respectively, and on the net asset values on December 28, 2012; the B, C and Y share dividends were paid on December 28, 2012, and included the amounts set to be accrued on December 29, 30 and 31, 2012.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2012, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended December 31, 2012. The average 12-month yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt Funds category is based on 8 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2012 combined federal and New York State tax rate of 40.7%. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

LIMITED TERM NEW YORK MUNICIPAL FUND	13

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14	LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LIMITED TERM NEW YORK MUNICIPAL FUND	15

Fund Expenses  Continued

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Class A	$1,000.00	$1,024.10	$3.87
Class B	1,000.00	1,016.70	8.25
Class C	1,000.00	1,017.30	7.79
Class Y	1,000.00	1,025.30	2.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.32	3.87
Class B	1,000.00	1,016.99	8.25
Class C	1,000.00	1,017.44	7.79
Class Y	1,000.00	1,022.47	2.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.76%
Class B	1.62
Class C	1.53
Class Y	0.53

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16	LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    December 31, 2012

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

Municipal Bonds and Notes—102.5%
New Jersey—0.0%
$ 30,000	Essex County, NJ Improvement Authority (Mt. Carmel Towers)[1]	4.850%	11/01/2032	01/31/2013	A	$30,029
New York—76.5%
200,000	Addison, NY Central School District[1]	5.000	06/01/2016	06/01/2016		224,528
1,045,000	Addison, NY Central School District[1]	5.000	06/01/2018	06/01/2018		1,222,660
1,325,000	Addison, NY Central School District[1]	5.000	06/01/2020	06/01/2020		1,585,694
1,440,000	Addison, NY Central School District[1]	5.000	06/01/2021	06/01/2020	A	1,701,864
1,295,000	Addison, NY Central School District[1]	5.000	06/01/2022	06/01/2020	A	1,512,042
2,100,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.250	12/01/2019	12/01/2014	A	2,211,825
50,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	08/04/2019	B	49,623
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000	11/15/2025	11/15/2020	A	241,286
75,000	Albany, NY Hsg. Authority (Lark Drive)	5.200	12/01/2013	01/31/2013	A	75,222
260,000	Albany, NY Hsg. Authority (Lark Drive)	5.400	12/01/2018	01/31/2013	A	260,572
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500	04/01/2018	12/06/2016	A	1,386,021
1,200,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.550	04/01/2015	04/13/2014	B	1,217,880
2,660,000	Albany, NY IDA (Daughters of Sarah Nursing Home)[1]	5.250	10/20/2021	04/20/2013	A	2,720,595
300,000	Albany, NY IDA (Daughters of Sarah Nursing Home)[1]	5.375	10/20/2030	04/20/2013	A	306,672
840,000	Albany, NY IDA (H. Johnson Office Park)	5.750	03/01/2018	03/01/2018		856,061
2,590,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250	11/15/2027	11/15/2017	A	2,888,912
3,710,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250	11/15/2032	11/15/2017	A	4,046,089
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750	11/15/2022	11/15/2017	A	3,447,510
90,000	Allegany County, NY IDA (Alfred University)[1]	5.000	08/01/2028	02/01/2013	A	90,114
10,000	Amherst, NY IDA (Beechwood Health Care Center)	4.875	01/01/2013	01/01/2013		10,000
810,000	Bethlehem, NY GO (Water System)[1]	5.250	03/01/2018	03/01/2013	A	816,448
905,000	Bethlehem, NY GO (Water System)[1]	5.375	03/01/2020	03/01/2013	A	912,385
15,000	Bethlehem, NY GO (Water System)[1]	5.500	03/01/2021	03/01/2013	A	15,126
500,000	Bethlehem, NY GO (Water System)[1]	5.500	03/01/2022	03/01/2013	A	504,185
25,000	Blue Point, NY Fire District	4.625	08/01/2015	02/01/2013	A	25,077

LIMITED TERM NEW YORK MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 125,000	Brookhaven, NY IDA (Alternatives for Children)	7.000%	02/01/2013	02/01/2013		$125,314
570,000	Brookhaven, NY IDA (Enecon Corp.)	5.800	11/01/2018	07/02/2016	B	582,375
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2017	07/15/2017		2,665,566
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2018	07/15/2018		1,628,466
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		1,592,315
1,550,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2020	01/15/2020	A	1,841,354
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750	10/01/2026	04/01/2021	A	1,647,054
25,000	Buffalo, NY GO (Parking)[1]	4.400	11/15/2013	01/31/2013	A	25,078
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)[1]	4.750	12/15/2026	12/15/2022	A	2,248,860
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2024	07/01/2022	A	1,623,515
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2025	07/01/2022	A	1,966,786
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2026	07/01/2022	A	1,891,643
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2028	07/01/2022	A	1,930,077
600,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2021	08/01/2021		722,310
500,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2022	08/01/2022		600,500
395,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.250	11/01/2015	08/07/2014	B	399,108
915,000	Canton, NY Human Services Initiatives	5.750	09/01/2032	01/31/2013	A	927,170
50,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.000	09/15/2013	01/31/2013	A	50,094
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	05/01/2016	A	520,025
2,940,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000	01/01/2021	01/28/2013	A	2,944,910
170,000	Chautaugua County, NY Public Improvement[1]	4.600	04/15/2014	04/15/2013	A	172,050
1,075,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.250	07/01/2016	01/31/2013	A	1,075,097

18	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 3,805,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.500%	07/01/2024	01/31/2013	A	$3,805,913
18,160,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.750	07/01/2040	05/29/2034	B	17,695,467
50,000	Chestertown, NY Fire District[1]	5.125	05/15/2020	05/15/2013	A	51,072
2,335,000	Clarence, NY IDA (Bristol Village)[1]	6.000	01/20/2044	01/31/2013	A	2,386,277
25,000	Clinton County, NY GO	4.500	07/15/2014	01/31/2013	A	25,074
200,000	Colonie, NY GO1	4.375	10/01/2018	01/31/2013	A	200,434
10,000	Cornwall on Hudson, NY1	5.000	07/15/2015	07/15/2013	A	10,206
4,475,000	Cortland County, NY IDA (Cortland Memorial Hospital)	5.625	07/01/2024	07/01/2013	A	4,509,726
10,000	Deerfield, NY GO	5.250	06/15/2013	06/15/2013		10,159
10,000	Deerfield, NY GO	5.500	06/15/2014	06/15/2014		10,498
10,000	Deerfield, NY GO	5.500	06/15/2015	06/15/2015		10,799
10,000	Deerfield, NY GO	5.500	06/15/2016	06/15/2016		11,055
10,000	Deerfield, NY GO	5.500	06/15/2017	06/15/2016	A	10,993
10,000	Deerfield, NY GO	5.500	06/15/2018	06/15/2016	A	10,948
15,000	Deerfield, NY GO	5.500	06/15/2019	06/15/2016	A	16,355
15,000	Deerfield, NY GO	5.500	06/15/2020	06/15/2016	A	16,271
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	02/24/2020	A	3,463,915
10,000	East Rochester, NY Hsg. Authority (Genesee Valley Nursing Home)[1]	5.200	12/20/2024	01/31/2013	A	10,071
2,500,000	East Rochester, NY Hsg. Authority (St. John’s Health Care)[1]	5.000	04/20/2027	10/20/2020	A	2,871,675
2,200,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.150	08/01/2016	02/22/2015	B	2,303,730
510,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500	08/01/2033	07/19/2018	A	515,340
165,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	01/31/2013	A	165,515
58,670,000	Erie County, NY IDA (Buffalo City School District)[1]	5.625	05/01/2028	05/01/2014	A	62,237,136
1,550,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2025	05/01/2014	A	1,662,050
6,500,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2026	05/01/2014	A	6,969,885
2,350,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2029	05/01/2018	A	2,768,230
300,000	Erie County, NY IDA (Medaille College)	6.875	10/01/2013	07/05/2013	B	305,370
3,310,000	Erie County, NY IDA (School Facility)[1]	5.000	05/01/2025	05/01/2022	A	3,932,777

LIMITED TERM NEW YORK MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 2,000,000	Erie County, NY IDA (School Facility)[1]	5.000%	05/01/2026	05/01/2022	A	$2,356,420
600,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2023	04/01/2022	A	721,410
525,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2024	04/01/2022	A	625,364
500,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2025	04/01/2022	A	591,220
700,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2026	04/01/2022	A	824,894
385,000	Erie County, NY Public Improvement District[1]	5.250	03/15/2020	03/15/2013	A	388,380
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	02/06/2023	B	25,510,065
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	04/20/2028	B	8,015,183
250,000	Essex County, NY IDA (International Paper Company)[1]	6.450	11/15/2023	01/31/2013	A	250,938
530,000	Essex County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		565,128
1,250,000	Fishkill, NY GO	3.250	07/19/2013	07/19/2013		1,255,525
415,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		442,506
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	949,437
2,725,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2032	09/01/2022	A	3,195,499
750,000	Glen Cove, NY GO1	6.250	04/01/2024	04/01/2016	A	810,638
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	975,943
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,190,041
215,000	Gloversville, NY GO1	5.800	03/15/2013	03/15/2013		217,393
235,000	Gloversville, NY GO1	5.800	03/15/2014	03/15/2013	A	237,585
50,000	Gloversville, NY GO1	5.800	03/15/2015	03/15/2013	A	50,550
270,000	Gloversville, NY GO1	5.800	03/15/2017	03/15/2013	A	272,948
285,000	Gloversville, NY GO1	5.800	03/15/2018	03/15/2013	A	285,827
335,000	Hamilton County, NY IDA (Adirondack Historical Assoc.)[1]	5.250	11/01/2018	01/31/2013	A	335,804
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	83,516
500,000	Hempstead Village, NY GO1	5.000	07/01/2018	07/01/2014	A	522,435
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	83,084
1,195,000	Hempstead Village, NY GO1	5.000	07/01/2019	07/01/2014	A	1,244,198

20	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 75,000	Hempstead Village, NY GO1	5.000%	09/15/2019	09/15/2016	A	$82,386
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	81,699
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	81,154
75,000	Hempstead Village, NY GO1	5.000	09/15/2022	09/15/2016	A	80,618
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	80,255
1,775,000	Hempstead, NY IDA (Lynbrook Facilities)	6.000	11/01/2017	09/13/2015	B	1,719,017
495,000	Hempstead, NY IDA (Peninsula Counseling Center)	5.750	11/01/2018	07/06/2016	B	492,510
20,000	Hudson Falls, NY Central School District	4.750	06/15/2019	06/15/2019		22,873
1,770,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	5.500	12/01/2016	03/30/2015	B	1,760,318
205,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	5.500	12/01/2016	04/09/2015	B	203,879
2,990,000	Islip, NY Res Rec, Series E1	5.625	07/01/2017	07/01/2014	A	3,210,333
1,175,000	Islip, NY Res Rec, Series E1	5.750	07/01/2019	07/01/2014	A	1,254,465
1,100,000	Islip, NY Res Rec, Series E1	5.750	07/01/2020	07/01/2014	A	1,168,541
1,315,000	Islip, NY Res Rec, Series E1	5.750	07/01/2021	07/01/2014	A	1,394,018
1,000,000	Islip, NY Res Rec, Series E1	5.750	07/01/2023	07/01/2014	A	1,052,400
250,000	Jamestown, NY GO	5.000	08/01/2024	08/01/2014	A	259,100
250,000	Jamestown, NY GO	5.000	08/01/2025	08/01/2014	A	258,923
2,600,000	Jefferson County, NY IDA (International Paper)[1]	5.200	12/01/2020	12/01/2013	A	2,680,704
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	279,503
2,980,000	L.I., NY Power Authority, Series A1	5.000	12/01/2022	12/01/2016	A	3,325,263
5,350,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	5,921,166
19,945,000	L.I., NY Power Authority, Series A1	5.000	09/01/2026	09/01/2022	A	23,610,093
10,000,000	L.I., NY Power Authority, Series A1	5.000	12/01/2026	06/01/2016	A	11,067,600
5,080,000	L.I., NY Power Authority, Series A1	5.000	12/01/2026	06/01/2016	A	5,622,341
1,030,000	L.I., NY Power Authority, Series A1	5.100	09/01/2029	09/01/2014	A	1,087,495
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	112,031
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	300,963
1,700,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	04/01/2019	A	2,021,793
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	593,074
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,784,800
10,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2027	09/01/2022	A	11,772,700
12,755,000	L.I., NY Power Authority, Series B1	5.000	09/01/2029	09/01/2022	A	14,875,519
85,000	L.I., NY Power Authority, Series C1	5.000	09/01/2028	09/01/2013	A	87,719
25,000	L.I., NY Power Authority, Series C1	5.000	09/01/2028	09/01/2013	A	25,580

LIMITED TERM NEW YORK MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 185,000	Lackawanna, NY Hsg. Authority[1]	5.000%	09/01/2015	09/01/2015		$204,847
2,210,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	5.875	07/01/2022	01/31/2013	A	2,212,387
1,010,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	6.000	07/01/2030	01/31/2013	A	1,010,758
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	78,227
75,000	Livonia, NY GO1	5.000	06/15/2021	06/15/2017	A	83,330
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	87,974
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	92,833
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	97,817
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	81,342
2,020,000	Long Beach, NY GO	3.000	12/20/2013	12/20/2013		2,034,483
1,700,000	Long Beach, NY GO	4.150	04/19/2013	04/19/2013		1,708,534
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	04/15/2013	A	35,439
2,000,000	Lyons, NY Community Health Initiatives Corp.[1]	5.550	09/01/2024	09/01/2014	A	2,237,260
150,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2015	06/12/2014	B	152,016
2,065,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2022	06/01/2015	A	2,145,349
90,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	02/01/2013	A	90,081
1,585,000	Madison County, NY IDA (Oneida Healthcare Center)	5.500	02/01/2016	02/01/2013	A	1,588,059
5,000	Monroe County, NY GO	5.000	06/01/2017	01/31/2013	A	5,019
25,000	Monroe County, NY GO	5.750	06/01/2015	01/31/2013	A	25,111
1,375,000	Monroe County, NY IDA (Nazareth College of Rochester)[1]	5.250	10/01/2021	01/31/2013	A	1,378,314
615,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	02/01/2013	A	616,863
360,000	Monroe County, NY IDA (Summit at Brighton)	5.000	07/01/2016	01/21/2015	B	326,772
630,000	Monroe County, NY IDA (West End Business Center)	5.125	12/01/2014	06/07/2014	B	629,268
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	224,274
2,120,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2021	06/01/2021		2,469,779

22	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000%	06/01/2023	06/01/2022	A	$710,651
330,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2024	06/01/2022	A	375,999
210,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2025	06/01/2022	A	236,930
9,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.500	08/15/2023	07/20/2015	A	9,947,610
17,500,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750	08/15/2030	02/15/2021	A	21,693,000
50,000	Monroe County, NY Water Authority[1]	5.250	08/01/2016	02/01/2013	A	50,205
205,000	Monroe, NY Newpower Corp.[1]	4.800	01/01/2013	01/01/2013		205,000
7,800,000	Monroe, NY Newpower Corp.[1]	6.375	01/01/2024	07/01/2013	A	7,870,902
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	12/01/2013	A	287,356
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	12/01/2013	A	998,829
300,000	Nassau County, NY IDA (ACDS)	5.950	11/01/2022	11/01/2022		298,179
395,000	Nassau County, NY IDA (ACDS)	6.000	12/01/2019	03/08/2016	A	397,560
230,000	Nassau County, NY IDA (ALIA-ACDS)	7.000	11/01/2016	01/31/2013	A	232,548
340,000	Nassau County, NY IDA (ALIA-CMA)	7.000	11/01/2016	01/31/2013	A	343,767
265,000	Nassau County, NY IDA (ALIA-CRR)	7.000	11/01/2016	01/31/2013	A	267,936
60,000	Nassau County, NY IDA (ALIA-FREE)	7.000	11/01/2016	01/31/2013	A	60,665
240,000	Nassau County, NY IDA (ALIA-HKSB)	7.000	11/01/2016	01/31/2013	A	242,659
1,700,000	Nassau County, NY IDA (CSMR)	5.950	11/01/2022	11/01/2022		1,689,681
1,005,000	Nassau County, NY IDA (CSMR)	6.000	12/01/2019	03/04/2016	A	1,011,512
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950	11/01/2022	11/01/2022		198,786
470,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	6.000	12/01/2019	03/04/2016	A	474,827
195,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.000	11/01/2017	11/01/2017		196,940
16,985,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250	06/01/2027	06/01/2013	A	17,246,399
200,000	Nassau County, NY IDA (Life’s WORCA)	5.950	11/01/2022	11/01/2022		198,786
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	A	577,170

LIMITED TERM NEW YORK MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 500,000	Nassau County, NY IDA (PLUS Group Home)	6.150%	11/01/2022	11/01/2019	A	$503,215
75,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.000	11/01/2017	11/01/2017		75,746
325,000	Nassau County, NY IDA (WORCA)	6.000	12/01/2019	03/06/2016	A	327,119
70,000	Nassau County, NY IDA, Series C	6.000	12/01/2019	04/01/2016	A	70,456
2,230,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000	07/01/2022	07/01/2022		2,643,910
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000	07/01/2027	07/01/2022	A	6,416,442
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[1]	5.000	07/01/2027	07/01/2022	A	5,074,515
21,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250	06/01/2026	04/13/2024	B	20,007,540
15,000	New Paltz, NY Central School District	4.500	06/01/2016	01/31/2013	A	15,046
13,010,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250	07/01/2027	07/01/2013	A	13,122,146
5,230,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500	07/01/2019	07/01/2013	A	5,308,816
915,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650	08/01/2020	02/01/2013	A	917,910
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750	02/01/2032	02/01/2013	A	2,539,462
235,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	4.350	01/20/2017	01/20/2017		243,256
900,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	04/09/2014	A	916,506
1,175,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.875	05/15/2022	05/15/2013	A	1,174,906
1,105,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250	05/15/2034	05/15/2013	A	1,104,901
945,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250	05/15/2040	01/27/2031	B	909,043
11,995,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.750	05/15/2029	01/31/2013	A	11,996,319
20,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	5.750	05/15/2021	05/15/2013	B	19,998
2,045,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000	06/15/2021	06/15/2015	A	2,196,984
870,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000	06/15/2022	06/15/2015	A	934,658

24	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 200,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000%		06/15/2025	06/15/2015	A	$214,864
1,000,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	07/15/2015	A	1,047,300
320,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2026	05/01/2022	A	358,979
1,000,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2030	05/01/2022	A	1,116,400
4,875,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.366	[2]	04/01/2024	01/17/2013	A	4,246,223
250,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.366	[2]	04/01/2024	01/17/2013	A	215,261
2,425,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.367	[2]	04/01/2024	01/02/2013	A	2,113,700
40,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2013	01/31/2013	A	40,042
100,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2016	01/31/2013	A	101,147
3,345,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2017	01/31/2013	A	3,384,371
10,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2019	01/31/2013	A	10,120
18,555,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	01/31/2013	A	18,765,414
360,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.750		04/01/2019	01/31/2013	A	364,237
75,000	Niagara, NY Frontier Transportation Authority International Airport	5.000		04/01/2018	01/31/2013	A	75,036
1,065,000	North Babylon, NY Volunteer Fire Company	5.750		08/01/2022	02/01/2013	A	1,065,234
630,000	NY Capital District Youth Center[1]	6.000		02/01/2017	02/01/2013	A	632,356
125,000	NY Convention Center (Hotel Unit)[1]	5.000		11/15/2026	11/15/2015	A	137,070
65,000	NY Counties Tobacco Trust I1	5.875		06/01/2014	05/31/2013	A	64,996
4,670,000	NY Counties Tobacco Trust I1	6.300		06/01/2019	01/31/2013	A	4,670,887
4,390,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	01/31/2013	A	4,390,132

LIMITED TERM NEW YORK MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 3,295,000	NY Counties Tobacco Trust I1	6.625%	06/01/2042	01/31/2013	A	$3,295,231
10,895,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	06/01/2025		10,551,808
865,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	09/29/2020	B	861,133
1,055,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2013	01/31/2013	A	1,055,591
1,925,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2014	01/31/2013	A	1,925,905
800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	02/28/2027	B	778,680
2,120,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2015	01/31/2013	A	2,121,251
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2016	01/31/2013	A	2,331,165
7,760,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	08/23/2013	B	7,722,674
18,575,000	NY Counties Tobacco Trust III[1]	6.000	06/01/2043	06/01/2013	A	18,576,858
2,610,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	01/15/2013	B	2,578,471
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	08/18/2018	B	4,132,772
38,400,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250	06/01/2041	01/01/2027	B	36,654,336
500,000	NY Grand Central BID (Grand Central District Management)[1]	5.000	01/01/2022	01/01/2014	A	522,440
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	01/31/2013	A	5,218
5,000	NY MTA Commuter Facilities, Series B	5.000	07/01/2017	01/31/2013	A	5,227
50,000	NY MTA Commuter Facilities, Series B	5.125	07/01/2024	01/31/2013	A	51,399
5,000	NY MTA Commuter Facilities, Series D1	5.000	07/01/2016	01/31/2013	A	5,223
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	380,328
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	11,988,067
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	8,119,898
32,960,000	NY MTA, Series A1	5.000	11/15/2027	11/15/2022	A	39,951,475
10,250,000	NY MTA, Series A1	5.000	11/15/2028	11/15/2022	A	12,364,575
12,000,000	NY MTA, Series A1	5.000	11/15/2029	11/15/2022	A	14,417,760
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	13,746,327
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	113,517
5,000,000	NY MTA, Series B1	5.000	11/15/2025	11/15/2015	A	5,633,600
130,000	NY MTA, Series B1	5.000	11/15/2028	11/15/2013	A	135,312

26	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 16,500,000	NY MTA, Series B1	5.250%	11/15/2025	11/15/2013	A	$17,210,160
6,500,000	NY MTA, Series B1	5.250	11/15/2027	11/15/2019	A	7,778,485
14,000,000	NY MTA, Series C1	5.000	11/15/2028	11/15/2022	A	16,357,180
10,000,000	NY MTA, Series C1	5.000	11/15/2029	11/15/2022	A	11,628,000
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,772,550
3,500,000	NY MTA, Series C1	5.000	11/15/2031	11/15/2022	A	4,031,160
5,000,000	NY MTA, Series D1	5.000	11/01/2024	11/01/2022	A	5,973,800
6,000,000	NY MTA, Series D1	5.000	11/15/2024	11/15/2017	A	6,885,300
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,782,120
20,000,000	NY MTA, Series D1	5.000	11/15/2026	11/15/2022	A	23,824,800
25,000,000	NY MTA, Series D1	5.000	11/15/2027	11/15/2019	A	29,234,500
20,000,000	NY MTA, Series D1	5.000	11/15/2028	11/15/2022	A	23,367,400
20,000,000	NY MTA, Series D1	5.000	11/15/2029	11/15/2022	A	23,256,000
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,763,200
11,800,000	NY MTA, Series D-1[1]	5.000	11/01/2026	11/01/2022	A	14,048,844
5,075,000	NY MTA, Series D-1[1]	5.000	11/01/2028	11/01/2022	A	5,926,534
16,845,000	NY MTA, Series F1	5.000	11/15/2027	11/15/2022	A	19,886,196
2,230,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2015	A	2,413,507
34,140,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2022	A	39,414,971
5,000,000	NY MTA, Series H1	5.000	11/15/2030	11/15/2022	A	5,772,550
35,000	NY New Hartford-Sunset Wood Funding Corp.	5.950	08/01/2027	02/01/2013	A	35,079
4,180,000	NY Oneida Healthcare Corp. (Oneida Health Systems)[1]	5.300	02/01/2021	02/01/2013	A	4,185,643
2,735,000	NY Oneida Healthcare Corp. (Oneida Health Systems)[1]	5.500	02/01/2016	02/01/2013	A	2,740,990
10,000,000	NY Sales Tax Asset Receivable Corp.[1]	5.000	10/15/2026	10/15/2014	A	10,706,500
37,720,000	NY Seneca Nation Indians Capital Improvements[1]	5.000	12/01/2023	06/01/2017	A	38,390,662
10,450,000	NY Seneca Nation Indians Capital Improvements[1]	5.250	12/01/2016	06/14/2015	B	10,802,479
500,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.250	06/01/2020	06/01/2013	A	509,900
7,055,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.250	06/01/2020	06/01/2013	A	7,195,888
2,220,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.250	06/01/2021	06/01/2013	A	2,263,579
125,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.250	06/01/2021	06/01/2013	A	127,454

LIMITED TERM NEW YORK MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$2,000,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.250%	06/01/2022	06/01/2013	A	$2,038,920
1,415,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.500	06/01/2018	01/31/2013	A	1,421,056
20,500,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.500	06/01/2019	06/01/2013	A	20,934,190
175,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.500	06/01/2019	06/01/2013	A	178,677
11,000,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.500	06/01/2020	06/01/2013	A	11,229,240
19,590,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.500	06/01/2021	06/01/2013	A	19,994,925
40,000	NY Triborough Bridge & Tunnel Authority	5.000	01/01/2024	01/31/2013	A	41,358
4,525,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	01/01/2025	01/01/2022	A	5,539,912
25,095,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2026	01/31/2013	A	25,185,342
38,900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2026	11/15/2022	A	48,034,887
6,100,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2027	11/15/2022	A	7,483,541
210,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2028	11/15/2013	A	217,403
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2028	11/15/2022	A	6,089,850
4,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	4,852,360
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	3,081,249
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	11/15/2022	A	1,806,555
2,545,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2032	01/31/2013	A	2,552,813
2,635,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2032	11/15/2022	A	3,133,147
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	A	1,137,770
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.125	11/15/2026	11/15/2013	A	1,040,830
500,000	NY Triborough Bridge & Tunnel Authority[1]	5.250	11/15/2022	01/31/2013	A	501,955
16,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.250	11/15/2023	01/31/2013	A	16,062,560

28	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 2,720,000	NY Triborough Bridge & Tunnel Authority[1]	5.250%		11/15/2030	11/15/2013	A	$2,814,629
157,020,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	01/21/2015	A	157,038,842
91,000,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	06/05/2022	B	87,301,760
14,740,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	06/26/2028	B	13,082,340
155,000	NY Valley Health Devel. Corp.[1]	6.750		05/20/2022	01/31/2013	A	160,379
10,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	05/01/2013	A	10,028,400
5,600,000	NYC GO	0.130	[2]	08/15/2022	01/02/2013	A	5,600,000
3,450,000	NYC GO	0.240	[2]	04/01/2035	01/02/2013	A	3,450,000
60,000	NYC GO1	4.800		08/01/2016	02/01/2013	A	60,223
45,335,000	NYC GO1	4.900	[2]	12/15/2028	01/07/2013	A	46,442,987
50,000,000	NYC GO1	4.950	[2]	12/15/2033	01/07/2013	A	51,245,500
5,000	NYC GO	5.000		08/01/2015	02/01/2013	A	5,020
35,000	NYC GO	5.000		08/01/2015	02/01/2013	A	35,138
200,000	NYC GO	5.000		08/01/2020	08/01/2014	A	214,730
225,000	NYC GO1	5.000		08/01/2020	08/01/2014	A	240,962
5,000	NYC GO1	5.000		08/01/2022	02/01/2013	A	5,019
500,000	NYC GO1	5.000		08/01/2022	08/01/2015	A	552,445
13,105,000	NYC GO1	5.000		10/01/2022	10/01/2021	A	16,119,674
29,000,000	NYC GO3	5.000		06/01/2023	08/31/2022	A	32,022,670
615,000	NYC GO1	5.000		08/01/2023	08/01/2015	A	683,351
8,065,000	NYC GO1	5.000		08/01/2023	08/01/2019	A	9,628,320
10,000,000	NYC GO3	5.000		08/15/2023	08/15/2023		10,720,060
4,945,000	NYC GO1	5.000		09/01/2023	09/01/2015	A	5,511,598
11,340,000	NYC GO3	5.000		12/01/2023	12/01/2023		12,298,684
2,000,000	NYC GO1	5.000		08/01/2024	02/01/2016	A	2,234,980
21,015,000	NYC GO1	5.000		08/01/2024	08/01/2016	A	24,036,747
3,650,000	NYC GO1	5.000		12/01/2024	12/01/2014	A	3,955,651
10,990,000	NYC GO4	5.000		08/01/2025	02/01/2023	A	13,522,096
27,440,000	NYC GO4	5.000		08/01/2025	02/01/2023	A	33,762,176
10,000,000	NYC GO1	5.000		11/01/2025	11/01/2014	A	10,794,700
22,970,000	NYC GO4	5.000		08/01/2026	02/01/2023	A	28,020,873
18,760,000	NYC GO4	5.000		08/01/2026	02/01/2023	A	22,885,136
1,100,000	NYC GO1	5.000		08/01/2027	02/01/2022	A	1,314,599
26,090,000	NYC GO4	5.000		08/01/2027	02/01/2023	A	31,671,434
28,685,000	NYC GO4	5.000		08/01/2027	02/01/2023	A	34,821,582
19,505,000	NYC GO1	5.000		08/01/2028	08/01/2019	A	23,209,975

LIMITED TERM NEW YORK MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 3,000,000	NYC GO1	5.000%	08/01/2029	08/01/2022	A	$3,577,740
1,000,000	NYC GO	5.000	10/15/2029	10/15/2013	A	1,037,260
10,000,000	NYC GO1	5.000	04/01/2030	04/01/2015	A	10,754,000
1,000,000	NYC GO1	5.000	08/01/2030	08/01/2015	A	1,086,360
5,715,000	NYC GO1	5.000	08/01/2030	08/01/2022	A	6,789,020
6,350,000	NYC GO1	5.000	08/01/2030	08/01/2022	A	7,543,356
4,000,000	NYC GO1	5.000	10/01/2030	10/01/2022	A	4,763,080
6,020,000	NYC GO1	5.000	08/01/2031	08/01/2022	A	7,140,202
7,820,000	NYC GO1	5.000	10/01/2031	10/01/2022	A	9,297,120
75,000	NYC GO	5.000	10/15/2033	10/15/2013	A	77,795
10,000	NYC GO1	5.000	10/15/2033	10/15/2013	A	10,291
35,000	NYC GO	5.125	08/01/2013	02/01/2013	A	35,142
25,000	NYC GO	5.125	08/01/2018	02/01/2013	A	25,099
10,000	NYC GO1	5.125	08/01/2022	02/01/2013	A	10,040
6,500,000	NYC GO1	5.125	12/01/2024	12/01/2017	A	7,682,090
5,000	NYC GO	5.125	08/01/2025	02/01/2013	A	5,020
10,000	NYC GO	5.125	08/01/2025	02/01/2013	A	10,039
15,000	NYC GO	5.125	08/01/2025	02/01/2013	A	15,059
10,000	NYC GO	5.250	08/01/2015	02/01/2013	A	10,042
25,000	NYC GO1	5.250	01/15/2023	01/15/2013	A	25,049
5,580,000	NYC GO	5.250	08/15/2024	08/15/2014	A	6,023,331
140,000	NYC GO1	5.250	08/15/2024	08/15/2014	A	150,569
210,000	NYC GO	5.250	01/15/2028	01/15/2013	A	210,410
10,000	NYC GO1	5.250	01/15/2028	01/31/2013	A	10,035
9,500,000	NYC GO1	5.250	04/01/2028	04/01/2019	A	11,363,805
1,970,000	NYC GO1	5.250	01/15/2033	01/15/2013	A	1,973,881
135,000	NYC GO1	5.250	01/15/2033	01/31/2013	A	135,467
5,000	NYC GO	5.300	08/01/2024	02/01/2013	A	5,020
65,000	NYC GO1	5.300	01/15/2026	01/15/2013	A	65,129
5,000	NYC GO1	5.300	01/15/2026	01/31/2013	A	5,018
55,000	NYC GO1	5.375	08/01/2027	02/01/2013	A	55,202
25,000	NYC GO1	5.500	08/01/2015	02/01/2013	A	25,109
100,000	NYC GO1	5.500	08/01/2022	02/01/2013	A	100,428
70,000	NYC GO1	5.500	08/01/2022	02/01/2013	A	70,300
140,000	NYC GO1	5.500	06/01/2023	06/01/2013	A	142,989
670,000	NYC GO1	5.500	06/01/2023	06/01/2013	A	684,787
5,000	NYC GO1	5.500	02/15/2026	01/31/2013	A	5,019
10,000	NYC GO1	5.500	02/15/2026	01/31/2013	A	10,038

30	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 5,000	NYC GO1	5.500%	06/01/2028	01/31/2013	A	$5,019
15,000	NYC GO	5.500	11/15/2037	01/31/2013	A	15,057
30,000	NYC GO1	5.600	12/01/2013	06/01/2013	A	30,671
5,000	NYC GO1	5.625	08/01/2015	02/01/2013	A	5,022
570,000	NYC GO1	5.750	03/01/2018	03/01/2013	A	575,284
10,000	NYC GO1	5.750	08/01/2018	02/01/2013	A	10,134
670,000	NYC GO1	5.750	08/01/2018	02/01/2013	A	678,985
20,000	NYC GO	5.875	08/01/2015	02/01/2013	A	20,094
50,000	NYC GO1	5.875	06/01/2019	01/31/2013	A	50,688
60,000	NYC GO1	5.875	08/01/2019	02/01/2013	A	60,825
5,000	NYC GO	6.000	02/15/2024	01/31/2013	A	5,023
590,000	NYC GO	6.350	05/15/2014	01/31/2013	A	593,009
45,000	NYC GO1	7.750	08/15/2027	02/15/2013	A	45,372
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	5,242,529
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	2,052,631
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	A	1,572,420
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	A	33,178
515,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2027	05/01/2017	A	549,505
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150	11/01/2037	05/01/2017	A	240,413
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	A	273,117
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	A	5,173,638
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250	11/01/2023	11/01/2018	A	229,692
150,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	01/31/2013	A	150,291
13,000,000	NYC HDC, Series A1	5.000	07/01/2025	07/01/2015	A	14,102,270
125,000	NYC HDC, Series A1	5.250	05/01/2030	05/01/2014	A	131,263
2,215,000	NYC HDC, Series C1	5.000	11/01/2026	11/01/2015	A	2,311,995
11,460,000	NYC Health & Hospital Corp.[1]	5.000	02/15/2024	02/15/2020	A	13,240,655
35,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2023	02/15/2013	A	35,174
27,300,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	30,823,884
50,000	NYC Health & Hospital Corp. (HHC Capital Corp.)[1]	5.000	02/15/2023	02/15/2013	A	50,160
650,000	NYC IDA (Beth Abraham Health Services)	6.000	02/15/2013	02/15/2013		651,911
140,000	NYC IDA (Beth Abraham Health Services)	6.000	11/15/2013	11/15/2013		142,919
65,000	NYC IDA (Beth Abraham Health Services)	6.000	11/15/2013	11/15/2013		66,355

LIMITED TERM NEW YORK MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 405,000	NYC IDA (Calhoun School)	6.250%	12/01/2016	07/01/2015	B	$425,995
3,040,000	NYC IDA (Calhoun School)	6.250	12/01/2017	06/01/2013	A	3,058,270
310,000	NYC IDA (Center for Elimination of Family Violence)	6.250	11/01/2016	06/01/2015	B	316,265
3,085,000	NYC IDA (Chapin School)	4.800	11/01/2018	12/02/2015	A	3,202,353
35,000	NYC IDA (College of Mount St. Vincent)	4.750	06/01/2025	01/31/2013	A	35,031
330,000	NYC IDA (Comprehensive Care Management)	5.625	11/01/2015	11/17/2014	B	342,827
255,000	NYC IDA (Comprehensive Care Management)	5.625	11/01/2015	11/08/2014	B	264,912
1,540,000	NYC IDA (Comprehensive Care Management)	5.750	08/01/2018	11/01/2013	A	1,573,264
1,720,000	NYC IDA (Comprehensive Care Management)	5.750	11/01/2018	11/01/2013	A	1,757,152
1,795,000	NYC IDA (Comprehensive Care Management)	5.750	05/01/2019	11/01/2013	A	1,829,320
595,000	NYC IDA (Family Support Systems)[5]	6.500	11/01/2014	05/10/2014	B	473,067
210,000	NYC IDA (Gourmet Boutique)	5.250	11/01/2013	11/01/2013		206,464
900,000	NYC IDA (Guttmacher Institute)	5.250	12/01/2016	02/10/2015	B	894,339
225,000	NYC IDA (Horace Mann School)[1]	5.000	07/01/2018	01/31/2013	A	225,727
585,000	NYC IDA (Horace Mann School)[1]	5.000	07/01/2023	01/31/2013	A	586,977
400,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	03/12/2015	A	409,444
2,905,000	NYC IDA (Lycee Francais De New York)[1]	5.375	06/01/2023	06/01/2013	A	2,961,037
2,355,000	NYC IDA (Lycee Francais De New York)[1]	5.500	06/01/2013	06/01/2013		2,403,913
730,000	NYC IDA (Lycee Francais De New York)[1]	5.500	06/01/2015	06/01/2013	A	744,155
2,880,000	NYC IDA (Lycee Francais De New York)[1]	5.500	06/01/2016	06/01/2013	A	2,927,606
2,000,000	NYC IDA (Lycee Francais De New York)[1]	5.500	06/01/2017	06/01/2013	A	2,031,200
3,210,000	NYC IDA (Lycee Francais De News York)[1]	5.500	06/01/2018	06/01/2013	A	3,258,792
395,000	NYC IDA (Manhattan Community Access Corp.)	5.250	12/01/2016	02/10/2015	B	398,164
2,150,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	5.375	11/01/2016	05/27/2015	B	2,244,579
270,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	5.375	11/01/2018	06/25/2016	B	281,818

32	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 1,335,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	5.375%	11/01/2018	06/28/2016	B	$1,393,433
670,000	NYC IDA (Metro Biofuels)[5]	5.500	11/01/2013	11/01/2013		382,027
1,500,000	NYC IDA (Metropolitan College of New York)	5.750	03/01/2020	11/25/2014	A	1,558,755
4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2025	01/31/2013	A	4,595,179
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	01/31/2013	A	5,875,029
805,000	NYC IDA (New York Institute of Technology)[1]	5.250	03/01/2018	03/01/2013	A	809,025
400,000	NYC IDA (Nightingale-Bamford School)[1]	5.250	01/15/2019	01/31/2013	A	401,376
75,000	NYC IDA (Polytechnic University)[1]	4.550	11/01/2018	11/01/2017	A	80,087
250,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2025	01/01/2017	A	257,665
5,000,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2026	01/01/2017	A	5,140,300
3,285,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	01/01/2017	A	3,325,340
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125	01/01/2029	01/01/2019	A	235,118
700,000	NYC IDA (Reece School)	6.500	12/01/2017	01/12/2016	B	715,386
2,710,000	NYC IDA (Rosco, Inc.)	5.625	06/01/2022	05/29/2018	B	2,754,417
4,450,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	01/31/2013	A	4,459,390
155,000	NYC IDA (Showman Fabricators)	7.125	11/01/2013	08/04/2013	B	153,720
30,000	NYC IDA (Special Needs Facilities Pooled Program)	4.150	07/01/2014	07/01/2013	A	30,353
200,000	NYC IDA (Special Needs Facilities Pooled Program)	5.800	07/01/2023	10/13/2021	B	196,398
585,000	NYC IDA (Stallion)	5.000	11/01/2016	01/10/2015	B	543,044
320,000	NYC IDA (Stallion)	5.500	11/01/2017	11/30/2015	B	301,043
1,170,000	NYC IDA (Studio School)	6.250	11/01/2018	07/08/2016	B	799,789
8,605,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2017	01/01/2016	C	9,460,595
11,820,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2018	01/01/2016	C	12,915,832
14,620,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2019	01/01/2016	C	15,944,280
15,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2020	01/01/2016	C	16,552,106
10,250,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	01/01/2016	C	11,073,280

LIMITED TERM NEW YORK MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 48,790,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500%		01/01/2024	01/01/2016	C	$52,127,236
150,000	NYC IDA (The Child School)	7.000		06/01/2013	06/01/2013		151,442
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2020	07/01/2020		542,915
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2021	07/01/2021		270,485
3,250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC/AeL Obligated Group)[1]	5.000		07/01/2022	07/01/2022		3,523,488
105,000	NYC IDA (Trinity Episcopal School Corp.)[1]	5.250		06/15/2017	01/31/2013	A	105,395
5,215,000	NYC IDA (Unicef)	5.050		11/01/2018	06/24/2016	B	5,205,769
1,000,000	NYC IDA (Urban Resource Institute)[1]	5.250		03/01/2023	03/01/2013	A	1,007,660
200,000	NYC IDA (Urban Resource Institute)	6.500		11/01/2013	08/01/2013	B	200,338
510,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2016	12/01/2016		539,289
1,585,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000		12/01/2016	12/01/2016		1,676,027
3,000,000	NYC IDA (Visy Paper)	7.800		01/01/2016	01/27/2013	A	3,005,280
765,000	NYC IDA (Vocational Instruction)[5]	7.250		02/01/2013	02/01/2013		753,915
3,430,000	NYC IDA (Yankee Stadium)[1]	2.832	[2]	03/01/2016	03/01/2013	A	3,457,303
750,000	NYC IDA (Yankee Stadium)[1]	2.922	[2]	03/01/2019	03/01/2019		743,115
3,000,000	NYC IDA (Yankee Stadium)[1]	2.952	[2]	03/01/2020	03/01/2020		2,953,350
8,655,000	NYC IDA (Yankee Stadium)[1]	3.002	[2]	03/01/2022	03/01/2022		8,456,108
6,550,000	NYC IDA (Yankee Stadium)[1]	3.012	[2]	03/01/2023	03/01/2023		6,310,532
195,000	NYC IDA (Yankee Stadium)[1]	3.022	[2]	03/01/2024	03/01/2024		186,662
200,000	NYC IDA (Yankee Stadium)[1]	3.032	[2]	03/01/2025	03/01/2025		189,288
985,000	NYC IDA (Yankee Stadium)[1]	3.042	[2]	03/01/2026	03/01/2026		921,891
1,000,000	NYC IDA (Yankee Stadium)[1]	3.052	[2]	03/01/2027	03/01/2027		925,390
3,280,000	NYC IDA (Yeled Yalda Early Childhood)	5.350		11/01/2017	09/10/2015	B	3,318,278
6,705,000	NYC IDA (YMCA of Greater New York)[1]	5.000		08/01/2036	08/01/2016	A	7,023,488
300,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2025	06/15/2015	A	329,973
6,175,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2027	06/15/2015	A	6,746,558
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2029	06/15/2016	A	5,556,050

34	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 30,000,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2030	06/15/2020	A	$35,208,300
21,300,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2021	A	25,380,441
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2033	06/15/2022	A	5,887,750
625,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2034	06/15/2013	A	636,031
8,195,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2034	06/15/2022	A	9,568,646
12,900,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	12/15/2014	A	13,773,846
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2015	A	10,789,000
6,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2017	A	6,752,700
30,000	NYC Municipal Water Finance Authority	5.750	06/15/2013	01/31/2013	A	30,136
1,615,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	1,930,668
410,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	488,035
12,450,000	NYC Sales Tax Asset Receivables Corp., Series A1	5.000	10/15/2032	10/15/2014	A	13,292,865
5,000	NYC Transitional Finance Authority[1]	5.000	02/01/2031	02/01/2013	A	5,016
95,000	NYC Transitional Finance Authority	5.000	02/01/2031	02/01/2013	A	95,377
6,420,000	NYC Transitional Finance Authority	5.000	02/01/2033	02/01/2014	A	6,747,035
6,185,000	NYC Transitional Finance Authority[1]	5.000	02/01/2033	02/01/2014	A	6,425,597
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	A	176,933
20,000,000	NYC Transitional Finance Authority[1]	5.500	11/01/2028	11/01/2015	A	22,260,800
1,880,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2027	07/15/2022	A	2,266,923
9,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2028	07/15/2022	A	10,801,710
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2029	07/15/2022	A	11,955,200
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	07/15/2022	A	11,918,100
7,010,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	07/15/2021	A	8,164,477

LIMITED TERM NEW YORK MUNICIPAL FUND	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000%	05/01/2025	05/01/2018	A	$11,746,400
11,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	13,721,826
2,675,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2026	05/01/2018	A	3,124,240
7,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2027	05/01/2018	A	8,182,580
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,996,170
4,715,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2028	05/01/2018	A	5,511,552
8,920,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2034	05/01/2022	A	10,517,661
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,923,500
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)	5.250	12/01/2018	12/01/2018		59,989
140,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2023	11/15/2015	A	155,609
6,780,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2024	11/15/2015	A	7,470,950
2,900,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2025	11/15/2015	A	3,189,507
9,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2027	11/15/2015	A	10,813,552
5,000	NYS DA (4201 School Programs)	5.000	07/01/2018	01/31/2013	A	5,019
25,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	01/31/2013	A	25,099
65,000	NYS DA (Brookdale Hospital Medical Center)[1]	5.300	02/15/2017	01/31/2013	A	65,229
50,000	NYS DA (Brookdale Hospital Medical Center)[1]	5.300	02/15/2017	01/31/2013	A	50,176
80,000	NYS DA (Brooklyn Hospital Center)	5.100	02/01/2019	01/23/2013	A	80,234
1,255,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2025	07/01/2022	A	1,469,065
20,000	NYS DA (Buena Vida Nursing Home)	5.000	07/01/2018	01/31/2013	A	20,077
75,000	NYS DA (Canisius College)[1]	5.000	07/01/2019	07/01/2015	A	78,874
1,300,000	NYS DA (Canisius College)[1]	5.000	07/01/2022	07/01/2015	A	1,351,194
50,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2015	01/31/2013	A	50,048
50,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2018	01/31/2013	A	50,026

36	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 1,120,000	NYS DA (Catskill Regional Medical Center)[1]	5.250%	02/15/2023	02/15/2015	A	$1,182,675
1,350,000	NYS DA (Chapel Oaks)[1]	5.375	07/01/2017	01/31/2013	A	1,355,549
3,290,000	NYS DA (Chapel Oaks)[1]	5.450	07/01/2026	01/31/2013	A	3,297,797
500,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2028	07/01/2022	A	566,005
350,000	NYS DA (Dept. of Health)[1]	5.000	07/01/2021	07/01/2014	A	372,309
45,000	NYS DA (Dept. of Health)	5.000	07/01/2028	01/31/2013	A	45,136
880,000	NYS DA (Dept. of Health)[1]	5.250	07/01/2023	07/01/2014	A	938,819
2,465,000	NYS DA (Ellis Hospital)	5.050	08/15/2024	08/15/2014	A	2,615,414
640,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)[1]	5.750	07/01/2017	01/31/2013	A	642,336
2,910,000	NYS DA (Frances Schervier Home & Hospital Obligated Group)[1]	5.500	07/01/2017	01/31/2013	A	2,916,489
50,000	NYS DA (Frances Schervier Home & Hospital Obligated Group)[1]	5.500	07/01/2027	01/31/2013	A	50,067
10,125,000	NYS DA (Frances Schervier Home & Hospital Obligated Group)[1]	5.500	07/01/2027	01/31/2013	A	10,147,781
100,000	NYS DA (Green Chimneys School)	5.500	07/01/2018	01/31/2013	A	102,175
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)[1]	5.000	11/15/2019	01/31/2013	A	1,003,770
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,207,064
2,140,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	07/01/2021		2,311,157
1,110,000	NYS DA (Iona College)[1]	5.000	07/01/2022	07/01/2022		1,292,828
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2023	07/01/2022	A	1,153,540
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2024	07/01/2022	A	1,138,980
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2025	07/01/2022	A	1,126,370
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2026	07/01/2022	A	1,122,920
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2027	07/01/2022	A	1,115,640
220,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)	5.125	07/01/2021	07/01/2013	A	221,888
100,000	NYS DA (Jewish Board of Family and Children’s Services)[1]	5.000	07/01/2023	07/01/2013	A	100,940
5,000	NYS DA (Jewish Home Lifecare Harry & Jeanette Weinberg Campus Bronx)	5.950	02/01/2016	02/01/2013	A	5,031
80,000	NYS DA (John T. Mather Memorial Hospital)	5.250	07/01/2015	01/04/2013	A	80,033
200,000	NYS DA (John T. Mather Memorial Hospital)	5.375	07/01/2019	01/04/2013	A	200,084

LIMITED TERM NEW YORK MUNICIPAL FUND	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 1,735,000	NYS DA (John T. Mather Memorial Hospital)	5.750%	07/01/2025	01/04/2013	A	$1,735,781
15,220,000	NYS DA (Kaleida Health)	5.050	02/15/2025	02/15/2014	A	16,010,375
1,000,000	NYS DA (Kateri Residence)[1]	5.000	07/01/2022	07/01/2013	A	1,005,570
25,000	NYS DA (Kingsbrook Jewish Medical Center)[1]	4.750	02/01/2023	02/01/2013	A	25,084
65,000	NYS DA (La Salle School)	5.000	07/01/2018	01/31/2013	A	65,213
1,100,000	NYS DA (Leake & Watts Services)[1]	5.000	07/01/2023	07/01/2014	A	1,161,446
15,000	NYS DA (Lutheran Medical Center)[1]	5.000	08/01/2031	02/01/2013	A	15,059
16,800,000	NYS DA (Maimonides Medical Center)[1]	5.750	08/01/2029	08/01/2014	A	17,770,200
615,000	NYS DA (Master BOCES Program)[1]	5.250	08/15/2023	08/15/2013	A	632,626
15,000	NYS DA (Memorial Hospital of William F. & Gertrude F. Jones)[1]	5.250	08/01/2025	02/01/2013	A	15,056
14,000,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2028	02/15/2014	A	14,594,160
225,000	NYS DA (Mental Health Services Facilities)[1]	5.250	02/15/2023	02/15/2014	A	235,348
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	A	119,523
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2025	07/01/2019	A	1,223,964
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2026	07/01/2019	A	927,578
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2027	07/01/2019	A	712,381
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,873,418
300,000	NYS DA (Montefiore Medical Center)[1]	5.000	02/01/2028	02/01/2015	A	323,028
50,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2033	02/01/2015	A	51,978
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	174,888
11,875,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2035	07/01/2017	A	12,664,213
75,000	NYS DA (Mount St. Mary College)[1]	4.750	07/01/2022	07/01/2013	A	75,611
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,574,500
1,245,000	NYS DA (New York & Presbyterian Hospital)[1]	5.250	02/15/2031	08/15/2014	A	1,343,069
350,000	NYS DA (New York Medical College)[1]	5.000	07/01/2021	01/31/2013	A	351,120

38	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 115,000	NYS DA (New York Methodist Hospital)[1]	5.250%		07/01/2018	07/01/2014	A	$119,939
2,250,000	NYS DA (New York Methodist Hospital)[1]	5.250		07/01/2024	07/01/2014	A	2,310,368
8,710,000	NYS DA (North General Hospital)[1]	5.000		02/15/2025	02/15/2013	A	8,732,123
4,525,000	NYS DA (North General Hospital)[1]	5.750		02/15/2015	02/15/2013	A	4,550,702
4,600,000	NYS DA (North General Hospital)[1]	5.750		02/15/2016	02/15/2013	A	4,624,472
100,000	NYS DA (North General Hospital)[1]	5.750		02/15/2017	02/15/2013	A	100,495
5,665,000	NYS DA (North General Hospital)[1]	5.750		02/15/2019	02/15/2013	A	5,691,456
3,750,000	NYS DA (North General Hospital)[1]	5.750		02/15/2020	02/15/2013	A	3,766,613
15,000	NYS DA (North Onondaga Public Library)[1]	4.875		07/01/2017	01/31/2013	A	15,037
250,000	NYS DA (North Shore L.I. Jewish Health Care/L.I. Jewish Medical Center Obligated Group)[1]	5.000		05/01/2018	05/01/2013	A	252,483
770,000	NYS DA (Northeast Parent & Child)	5.500		07/01/2018	01/31/2013	A	771,432
7,000,000	NYS DA (NSLIJ/NSUH/LIJMC Obligated Group)[1]	5.000		05/01/2032	05/01/2021	A	7,884,940
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2020	07/01/2016	A	2,062,195
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	07/01/2016	A	14,606,389
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	07/01/2017	A	22,327,654
4,845,000	NYS DA (NYU Hospitals Center)[1]	5.250		07/01/2024	11/05/2016	A	5,315,692
50,000	NYS DA (NYU Hospitals Center)[1]	5.625		07/01/2037	07/01/2017	A	54,770
14,170,000	NYS DA (NYU)[1]	5.250		07/01/2027	07/01/2019	A	16,892,482
25,000	NYS DA (Office General Services)[1]	5.000		04/01/2028	01/31/2013	A	25,082
1,140,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2014	11/01/2014		1,171,076
1,250,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2015	11/01/2015		1,294,975
2,995,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	11/01/2016	A	3,002,038
6,800,000	NYS DA (Pace University)	1.550	[2]	07/01/2029	01/07/2013	A	6,800,000
23,000,000	NYS DA (Personal Income Tax)[1]	5.000		12/15/2027	12/15/2022	A	28,073,800
10,000,000	NYS DA (Personal Income Tax)[1]	5.000		12/15/2028	12/15/2022	A	12,176,400
15,000,000	NYS DA (Personal Income Tax)[1]	5.000		12/15/2029	12/15/2022	A	18,190,950
36,300,000	NYS DA (Personal Income Tax)[1]	5.000		12/15/2030	12/15/2022	A	43,809,381
22,920,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2031	09/15/2016	A	25,565,885
31,295,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2036	09/15/2016	A	34,693,950
3,680,000	NYS DA (Providence Rest)	5.000		07/01/2021	07/01/2015	A	3,691,150
1,250,000	NYS DA (Providence Rest)	5.125		07/01/2030	08/06/2028	B	1,211,400

LIMITED TERM NEW YORK MUNICIPAL FUND	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 2,000,000	NYS DA (Providence Rest)	5.250%	07/01/2025	07/01/2015	A	$2,006,020
8,730,000	NYS DA (Rochester General Hospital)	5.000	12/01/2025	12/01/2015	A	8,921,187
2,150,000	NYS DA (Rochester Institute of Technology)[1]	6.000	07/01/2033	07/01/2018	A	2,731,145
795,000	NYS DA (Sarah Neuman Nursing Home)	5.450	08/01/2027	02/01/2013	A	797,576
100,000	NYS DA (School District Bond Financing Program), Series A1	5.750	10/01/2020	10/01/2015	A	111,886
2,820,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2026	10/01/2022	A	3,359,297
400,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2027	10/01/2022	A	474,428
200,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2028	10/01/2022	A	236,090
1,690,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2026	10/01/2022	A	2,006,841
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2027	10/01/2022	A	593,035
400,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2028	10/01/2022	A	472,180
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2029	10/01/2022	A	587,435
2,190,000	NYS DA (School District Financing)[1]	5.000	10/01/2024	10/01/2022	A	2,632,687
1,675,000	NYS DA (School District Financing)[1]	5.000	10/01/2025	10/01/2022	A	2,003,551
5,000	NYS DA (School District Financing)[1]	5.250	10/01/2023	01/31/2013	A	5,019
35,000	NYS DA (School District Financing)[1]	5.500	10/01/2017	01/31/2013	A	35,127
110,000	NYS DA (School District Financing)[1]	5.750	10/01/2017	01/31/2013	A	110,499
15,480,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2021	07/01/2014	A	15,973,348
20,000	NYS DA (Special Act School Districts)	5.250	07/01/2013	01/31/2013	A	20,080
25,000	NYS DA (Special Act School Districts)[1]	5.250	07/01/2015	01/31/2013	A	25,099
135,000	NYS DA (Special Act School Districts)	5.750	07/01/2019	01/31/2013	A	135,516
320,000	NYS DA (Special Act School Districts)	5.875	07/01/2013	01/31/2013	A	321,373
40,000	NYS DA (Special Act School Districts)	6.000	07/01/2016	01/31/2013	A	40,154
925,000	NYS DA (Special Act School Districts)[1]	6.000	07/01/2019	01/31/2013	A	928,728
2,480,000	NYS DA (Special Surgery Hospital)[1]	6.000	08/15/2038	08/15/2019	A	3,012,555

40	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 2,495,000	NYS DA (Special Surgery Hospital)[1]	6.250%	08/15/2034	08/11/2019	A	$3,087,587
5,275,000	NYS DA (SS Joachim & Anne Residence)	5.250	07/01/2027	01/31/2013	A	5,277,216
240,000	NYS DA (St. Barnabas Hospital)	5.000	02/01/2031	02/01/2013	A	240,686
3,500,000	NYS DA (St. Barnabas Hospital)	5.125	02/01/2022	02/01/2013	A	3,511,270
1,985,000	NYS DA (St. Barnabas Hospital)	5.350	08/01/2017	02/01/2013	A	1,991,769
815,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	07/01/2022	A	967,022
180,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	07/01/2022	A	212,585
6,850,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	07/01/2022	A	8,021,487
3,000,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2025	07/01/2017	A	3,239,520
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	4,162,576
100,850,000	NYS DA (St. Luke’s Roosevelt Hospital)	4.800	08/15/2025	08/08/2015	A	109,103,564
45,000	NYS DA (St. Thomas Aquinas College)	5.000	07/01/2014	01/31/2013	A	45,128
120,000	NYS DA (St. Thomas Aquinas College)	5.250	07/01/2028	01/31/2013	A	120,140
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	02/15/2014	A	2,930,459
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	297,355
80,000	NYS DA (The Children’s Home of Kingston)	5.250	07/01/2017	01/31/2013	A	80,323
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,965,965
2,165,000	NYS DA (United Cerebral Palsy Assoc. of Nassau County)[1]	5.500	07/01/2024	01/31/2013	A	2,170,283
1,725,000	NYS DA (United Cerebral Palsy Assoc. of NYC)	5.750	07/01/2018	01/31/2013	A	1,745,959
370,000	NYS DA (United Cerebral Palsy Assoc. of NYC/United Cerebral Palsy Assoc. Obligated Group)	5.000	07/01/2013	01/31/2013	A	374,562
5,000	NYS DA (Upstate Community Colleges)	5.000	07/01/2028	01/31/2013	A	5,015
70,000	NYS DA (Upstate Community Colleges)	5.000	07/01/2028	01/31/2013	A	70,211
1,905,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2021	07/01/2014	A	2,022,005
1,165,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2022	07/01/2014	A	1,233,677
125,000	NYS DA (Upstate Community Colleges)[1]	5.250	07/01/2020	07/01/2014	A	133,901
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	29,489

LIMITED TERM NEW YORK MUNICIPAL FUND	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 35,000	NYS DA (Vassar Brothers Hospital/Health Quest Systems/Northern Dutchess Hospital Obligated Group)[1]	5.250%	07/01/2017	01/10/2013	A	$35,429
10,000	NYS DA (Vassar Brothers)	5.375	07/01/2025	01/10/2013	A	10,036
5,000	NYS DA (W.K. Nursing Home)	5.950	02/01/2016	02/01/2013	A	5,023
50,000	NYS DA (W.K. Nursing Home)	6.050	02/01/2026	02/01/2013	A	50,220
50,000	NYS DA (White Plains Hospital)	5.375	02/15/2043	08/15/2014	A	54,008
2,500,000	NYS DA (Willow Towers)[1]	5.400	02/01/2034	02/01/2013	A	2,533,700
2,040,000	NYS DA (WUH)[1]	5.500	07/01/2023	07/01/2013	A	2,093,020
285,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2013	01/31/2013	A	285,972
1,000,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2013	A	1,004,080
20,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2013	A	20,073
45,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2013	A	45,168
250,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2015	01/31/2013	A	250,993
1,120,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	01/31/2013	A	1,124,424
26,280,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	01/31/2013	A	26,366,198
1,415,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,611,827
3,000,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2034	09/01/2019	A	3,360,930
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	01/31/2013	A	20,763
2,985,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2028	06/15/2013	A	3,040,790
1,440,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	07/15/2033	07/15/2013	A	1,470,038
4,500,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	02/15/2034	08/15/2014	A	4,774,140
6,720,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2034	06/15/2014	A	7,088,525
45,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.875	06/15/2014	01/31/2013	A	45,212
910,000	NYS EFC (NYS Water Services)	6.875	06/15/2014	01/31/2013	A	915,032
5,000	NYS EFC (Pollution Control)[1]	6.500	06/15/2014	01/31/2013	A	5,026
75,000	NYS EFC (State Personal Income Tax)[1]	5.000	12/15/2022	12/15/2014	A	81,464

42	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 37,330,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500%		01/01/2021	01/31/2013	A	$37,470,734
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368	[2]	04/01/2020	04/01/2013	A	3,006,720
120,000	NYS ERDA (Central Hudson Gas & Electric Co.)[1]	6.500		12/01/2028	12/01/2013	A	123,408
10,650,000	NYS ERDA (Con Ed)[1]	0.228	[2]	10/01/2036	10/01/2013	A	8,436,760
1,295,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/31/2013	A	1,298,781
4,740,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/31/2013	A	4,753,841
5,245,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/31/2013	A	5,260,315
13,845,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/31/2013	A	13,885,427
20,695,000	NYS ERDA (LILCO)[1]	5.300		11/01/2023	03/01/2013	A	20,767,846
200,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	03/01/2013	A	200,668
915,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150		11/01/2025	01/31/2013	A	916,739
1,335,000	NYS ERDA (NYS Electric & Gas Corp.)[1]	5.350		12/01/2028	05/09/2013	A	1,341,835
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2027	11/01/2017	A	3,497,000
535,000	NYS HFA (Division Street)[1]	5.000		02/15/2026	10/30/2015	A	560,605
700,000	NYS HFA (Golden Age Apartments)[1]	5.000		02/15/2037	11/13/2015	A	722,064
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350		06/01/2025	08/01/2017	A	3,262,980
6,695,000	NYS HFA (Hospital & Nursing Home)[1]	5.150		11/01/2016	01/31/2013	A	6,724,525
65,000	NYS HFA (Hospital & Nursing Home)	5.500		11/01/2013	11/01/2013		67,475
10,000	NYS HFA (Hospital & Nursing Home)	6.000		11/01/2013	11/01/2013		10,465
35,000	NYS HFA (Hospital & Nursing Home)	6.000		11/01/2014	11/01/2014		38,548
50,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250		08/15/2019	01/31/2013	A	50,097
345,000	NYS HFA (Multifamily Hsg.)[1]	5.300		08/15/2022	01/31/2013	A	345,593
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300		08/15/2024	01/31/2013	A	1,342,050
250,000	NYS HFA (Multifamily Hsg.)[1]	5.350		08/15/2020	02/15/2013	A	253,733
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350		08/15/2031	01/31/2013	A	303,855
40,000	NYS HFA (Multifamily Hsg.)[1]	5.400		02/15/2016	01/31/2013	A	40,104
15,000	NYS HFA (Multifamily Hsg.)[1]	5.450		08/15/2018	01/31/2013	A	15,035
1,040,000	NYS HFA (Multifamily Hsg.)[1]	5.600		08/15/2019	01/31/2013	A	1,042,309
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600		02/15/2026	01/31/2013	A	1,242,034

LIMITED TERM NEW YORK MUNICIPAL FUND	43

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 1,730,000	NYS HFA (Multifamily Hsg.)[1]	5.600%	08/15/2033	01/31/2013	A	$1,741,003
105,000	NYS HFA (Multifamily Hsg.)[1]	6.250	08/15/2025	01/31/2013	A	105,240
315,000	NYS HFA (Multifamily Hsg.)[1]	6.750	11/15/2036	01/31/2013	A	333,465
5,000	NYS HFA (Multifamily Hsg.)	6.800	11/01/2014	01/31/2013	A	5,022
90,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	01/31/2013	A	90,330
25,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2013	01/31/2013	A	25,352
2,450,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	01/16/2017	A	2,648,499
1,280,000	NYS HFA (Simeon Dewitt)	8.000	11/01/2018	01/31/2013	A	1,375,501
170,000	NYS HFA (Tiffany Gardens)[1]	4.500	08/15/2015	05/27/2014	B	175,736
1,275,000	NYS HFA, Series A	6.100	11/01/2015	01/31/2013	A	1,280,967
350,000	NYS HFA, Series A1	6.125	11/01/2020	01/31/2013	A	350,900
85,000	NYS Medcare (Hospital & Nursing Home)[1]	7.400	11/01/2016	01/31/2013	A	85,447
20,000	NYS Medcare (Hospital & Nursing Home)[1]	9.375	11/01/2016	01/31/2013	A	20,149
1,010,000	NYS Thruway Authority[1]	5.000	01/01/2021	01/01/2015	A	1,091,164
960,000	NYS Thruway Authority[1]	5.000	01/01/2022	01/01/2015	A	1,038,346
10,000,000	NYS Thruway Authority[1]	5.000	01/01/2027	01/01/2022	A	11,892,800
25,000,000	NYS Thruway Authority[1]	5.000	01/01/2028	01/01/2022	A	29,622,000
15,000,000	NYS Thruway Authority[1]	5.000	01/01/2029	01/01/2022	A	17,707,350
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	A	114,847
10,000,000	NYS Thruway Authority[1]	5.000	01/01/2030	01/01/2022	A	11,770,000
7,320,000	NYS UDC (Service Contract)[1]	5.000	01/01/2013	01/01/2013		7,320,000
4,000,000	NYS UDC (Subordinated Lien)[1]	5.125	07/01/2020	07/01/2014	A	4,262,400
1,000,000	NYS UDC (Subordinated Lien)[1]	5.125	07/01/2021	07/01/2014	A	1,063,890
3,490,000	NYS UDC (Subordinated Lien)	5.500	07/01/2016	01/13/2013	A	3,495,898
6,765,000	NYS UDC (Subordinated Lien)[1]	5.500	07/01/2022	01/15/2013	A	6,778,733
6,810,000	NYS UDC (Subordinated Lien)[1]	5.600	07/01/2026	01/15/2013	A	6,824,097
3,000,000	NYS UDC, Series A-22[1]	5.000	01/01/2020	01/01/2020		3,654,060
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,831,018
70,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300	03/15/2019	01/31/2013	A	70,006
1,190,000	Oneida County, NY IDA (Presbyterian Home)[1]	5.250	03/01/2019	03/01/2013	A	1,196,854
1,615,000	Oneida County, NY IDA (Presbyterian Home)[1]	6.100	06/01/2020	01/31/2013	A	1,620,604
535,000	Oneida County, NY IDA (Presbyterian Home)	6.250	06/01/2015	01/31/2013	A	537,338
440,000	Onondaga County, NY IDA (Le Moyne College)	5.500	03/01/2014	01/31/2013	A	441,346

44	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000%	07/01/2022	07/01/2022		$542,846
490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2023	07/01/2022	A	565,235
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2024	07/01/2022	A	589,289
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2025	07/01/2022	A	614,817
1,000,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2032	07/01/2022	A	1,113,080
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,167,450
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2019	07/01/2019		546,963
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2019	07/01/2019		820,445
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		575,288
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		865,897
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		601,566
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		911,283
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2022	07/01/2022		626,190
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2022	07/01/2022		951,099
100,000	Orange County, NY IDA (Crystal Run Village)	4.750	07/01/2016	07/01/2016		98,577
165,000	Orange County, NY IDA (Orange Mental Retardation Properties)	6.125	05/01/2016	01/31/2013	A	165,683
2,880,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2013	A	2,887,574
1,070,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2013	A	1,072,814
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)	5.375	12/01/2021	01/31/2013	A	1,883,100
1,145,000	Otsego County, NY IDA (AOFMHS)[1]	5.350	10/01/2017	01/31/2013	A	1,149,649
710,000	Otsego County, NY IDA (Bassett Healthcare Project)[1]	5.375	11/01/2020	05/01/2013	A	714,686

LIMITED TERM NEW YORK MUNICIPAL FUND	45

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 3,625,000	Otsego County, NY IDA (Mary Imogene Bassett Hospital)[1]	5.350%	11/01/2020	05/01/2013	A	$3,648,599
25,000	Plattsburgh, NY Fire District No. 3	6.250	10/15/2014	04/15/2013	A	25,427
585,000	Port Authority NY/NJ (Continental Airlines)	9.125	12/01/2015	01/31/2013	A	599,561
96,470,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	01/31/2013	A	96,509,553
43,750,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	01/31/2013	A	43,763,563
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)	5.900	12/01/2017	01/31/2013	A	67,869,358
18,355,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.250	12/01/2014	12/01/2014		19,105,536
39,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	43,343,430
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	2,900,040
26,275,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	03/31/2013	A	26,273,424
100,000	Port Authority NY/NJ, 116th Series	5.000	10/01/2013	01/31/2013	A	100,400
160,000	Port Authority NY/NJ, 116th Series	5.250	10/01/2014	01/31/2013	A	160,664
55,000	Port Authority NY/NJ, 116th Series[1]	5.250	10/01/2015	01/31/2013	A	55,228
30,000	Port Authority NY/NJ, 124th Series[1]	4.800	08/01/2018	02/01/2013	A	30,081
1,695,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2019	02/01/2013	A	1,701,204
75,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2020	02/01/2013	A	75,240
40,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2021	02/01/2013	A	40,141
265,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2022	02/01/2013	A	265,848
90,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2022	02/01/2013	A	90,310
325,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2024	02/01/2013	A	326,092
135,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2025	02/01/2013	A	135,432
120,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2026	02/01/2013	A	120,340
60,000	Port Authority NY/NJ, 124th Series	5.000	08/01/2031	02/01/2013	A	60,172
100,000	Port Authority NY/NJ, 128th Series[1]	5.000	11/01/2023	01/15/2013	A	101,186
45,000	Port Authority NY/NJ, 131st Series[1]	4.625	12/15/2029	06/15/2013	A	45,789
10,000	Port Authority NY/NJ, 131st Series[1]	5.000	12/15/2026	06/15/2013	A	10,261
50,000	Port Authority NY/NJ, 132nd Series[1]	5.000	09/01/2029	09/01/2013	A	51,810
25,000	Port Authority NY/NJ, 135th Series[1]	4.500	09/15/2026	03/15/2014	A	25,882
60,000	Port Authority NY/NJ, 135th Series[1]	5.000	09/15/2027	03/15/2014	A	63,233
18,855,000	Port Authority NY/NJ, 136th Series[1]	5.375	11/01/2025	05/01/2014	A	20,029,478
300,000	Port Authority NY/NJ, 138th Series[1]	5.000	12/01/2018	12/01/2014	A	326,514
350,000	Port Authority NY/NJ, 140th Series[1]	5.000	12/01/2027	06/01/2015	A	382,382

46	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 5,745,000	Port Authority NY/NJ, 141st Series[1]	5.000%	09/01/2021	09/01/2015	A	$6,262,567
14,110,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2022	09/01/2015	A	15,342,509
6,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2025	09/01/2015	A	6,504,420
10,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2026	09/01/2015	A	10,803,500
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	19,344,506
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,458,260
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	281,655
5,730,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	6,624,797
7,080,000	Port Authority NY/NJ, 169th Series[1]	5.000	10/15/2019	10/15/2019		8,536,639
11,870,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2024	04/01/2022	A	13,984,641
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	8,213,643
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	11,565,300
9,800,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2031	04/01/2022	A	11,299,792
2,780,000	Port Authority NY/NJ, 37th Series[1]	5.500	07/15/2019	07/15/2014	A	3,005,903
1,005,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	02/01/2013	A	1,007,814
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	06/15/2013	A	25,534
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	12/01/2014	A	1,245,480
4,555,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.000	03/01/2036	03/01/2016	A	4,750,273
235,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2027	02/01/2013	A	235,298
365,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	02/01/2013	A	365,434
50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500	08/01/2022	02/01/2013	A	50,100
1,175,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	06/01/2025		1,128,212
1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	04/02/2026	B	1,340,747
230,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.000	06/01/2019	06/01/2014	A	239,113
5,845,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.875	06/01/2022	06/01/2014	A	6,113,169
4,500,000	Rockland County, NY GO	3.750	06/28/2013	06/28/2013		4,521,150
575,000	Rockland County, NY GO1	5.000	12/15/2019	12/15/2019		654,827
575,000	Rockland County, NY GO1	5.000	12/15/2020	12/15/2020		654,580
600,000	Rockland County, NY GO1	5.000	12/15/2022	12/15/2022		680,496

LIMITED TERM NEW YORK MUNICIPAL FUND	47

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 15,000	Rockland County, NY Solid Waste Management Authority	5.625%		12/15/2014	01/31/2013	A	$15,060
6,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500		08/15/2025	10/26/2013	B	6,113,573
55,000	Rome, NY HDC, Series A1	6.250		01/01/2024	01/25/2013	A	55,213
500,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.000		12/01/2014	12/01/2014		534,260
3,725,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.750		12/01/2023	01/31/2013	A	3,733,493
6,540,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.750		12/01/2033	01/31/2013	A	6,552,557
50,000	Seneca County, NY IDA (New York Chiropractic College)[1]	4.000		10/01/2015	10/01/2015		53,313
50,000	Smithtown, NY Central School District[1]	4.125		11/01/2024	11/01/2013	A	50,830
5,000	SONYMA, Series 105[1]	4.250		10/01/2017	01/31/2013	A	5,010
14,935,000	SONYMA, Series 113[1]	5.250		10/01/2034	04/01/2014	A	15,321,070
5,000,000	SONYMA, Series 116	4.300		10/01/2019	04/01/2014	A	5,192,950
795,000	SONYMA, Series 133[1]	4.950		10/01/2021	04/01/2015	A	829,018
45,000	SONYMA, Series 137[1]	4.700		10/01/2031	10/01/2015	A	46,120
10,255,000	SONYMA, Series 142	0.130	[2]	10/01/2037	01/02/2013	A	10,255,000
580,000	SONYMA, Series 145[1]	4.950		10/01/2023	04/01/2017	A	617,915
6,320,000	SONYMA, Series 29[3]	5.450		10/01/2031	12/30/2013	A	6,371,255
400,000	SONYMA, Series 31[1]	5.200		10/01/2021	01/31/2013	A	400,724
535,000	SONYMA, Series 31[1]	5.300		10/01/2031	01/31/2013	A	535,647
1,305,000	SONYMA, Series 44[1]	4.000		10/01/2021	10/01/2019	A	1,408,578
4,960,000	SONYMA, Series 69[1]	5.500		10/01/2028	01/31/2013	A	4,966,994
35,000	SONYMA, Series 70[1]	5.375		10/01/2017	01/31/2013	A	35,098
190,000	SONYMA, Series 71[1]	5.400		04/01/2029	01/31/2013	A	190,277
3,145,000	SONYMA, Series 77[1]	5.150		04/01/2029	01/31/2013	A	3,148,774
45,000	SONYMA, Series 79[1]	5.300		04/01/2029	01/31/2013	A	45,056
85,000	SONYMA, Series 98[1]	5.050		10/01/2017	01/31/2013	A	85,228
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000		06/15/2021	06/15/2017	A	425,768
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000		06/15/2022	06/15/2017	A	443,852
300,000	Spring Valley, NY GO1	5.000		05/01/2020	05/01/2015	A	318,537
310,000	Spring Valley, NY GO1	5.000		05/01/2021	05/01/2015	A	327,732
325,000	Spring Valley, NY GO1	5.000		05/01/2022	05/01/2015	A	341,874
335,000	Spring Valley, NY GO1	5.000		05/01/2023	05/01/2015	A	350,665

48	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 350,000	Spring Valley, NY GO1	5.000%	05/01/2024	05/01/2015	A	$365,365
365,000	Spring Valley, NY GO1	5.000	05/01/2025	05/01/2015	A	380,494
1,050,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.250	09/01/2033	03/01/2022	A	1,220,247
2,275,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	6.200	12/01/2017	12/01/2015	B	2,152,446
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2024	01/01/2023	A	366,741
920,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2025	01/01/2023	A	1,118,757
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2027	01/01/2023	A	1,613,866
1,455,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2029	01/01/2023	A	1,729,020
13,225,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	07/01/2021	A	15,105,992
465,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750	06/01/2027	06/01/2024	A	478,006
380,000	Suffolk County, NY IDA (ALIA-CCDRCA)	7.000	06/01/2016	06/01/2013	A	382,253
105,000	Suffolk County, NY IDA (ALIA-Civic Facility)	6.000	11/01/2017	05/01/2015	B	106,045
425,000	Suffolk County, NY IDA (ALIA-Civic Facility)	6.000	11/01/2017	07/17/2015	B	429,229
200,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	11/01/2022	12/23/2018	B	198,786
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950	11/01/2022	11/28/2019	B	298,179
300,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950	11/01/2022	03/31/2019	B	298,179
300,000	Suffolk County, NY IDA (Catholic Charities)	6.000	10/01/2020	09/01/2016	A	301,602
300,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	08/29/2016	A	301,602
300,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	08/30/2016	A	301,602
1,180,000	Suffolk County, NY IDA (Dowling College)	4.750	06/01/2026	06/01/2026		1,133,520
1,065,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2018	06/01/2016	A	1,082,328
2,915,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	01/31/2013	A	2,917,274
12,000,000	Suffolk County, NY IDA (Engel Berman at East Northport)	7.125	11/01/2049	01/31/2013	A	12,000,000

LIMITED TERM NEW YORK MUNICIPAL FUND	49

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 24,135,000	Suffolk County, NY IDA (Engel Berman at East Northport)	7.125%		11/01/2049	01/31/2013	A	$24,135,000
70,000	Suffolk County, NY IDA (Family Residences)	6.000		10/01/2015	10/27/2014	B	70,726
280,000	Suffolk County, NY IDA (Family Residences), Series A	6.375		12/01/2018	10/13/2014	A	283,699
1,930,000	Suffolk County, NY IDA (Family Residences), Series A	6.375		12/01/2018	01/31/2013	A	1,966,438
500,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		10/01/2020	09/03/2016	A	502,670
160,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.000		02/01/2014	02/01/2014		163,918
205,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.250		11/01/2016	05/16/2015	B	213,303
75,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.250		11/01/2016	05/01/2013	A	75,287
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2017	03/01/2015	A	746,123
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2018	03/01/2015	A	1,061,310
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2019	03/01/2015	A	741,762
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2020	03/01/2015	A	760,370
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2021	03/01/2015	A	1,052,220
1,650,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500		01/01/2023	04/23/2019	B	1,650,000
390,000	Suffolk County, NY IDA (Pederson-Krager Center)	6.375		11/01/2015	11/20/2014	B	396,423
335,000	Suffolk County, NY IDA (Pederson-Krager Center)	6.400		02/01/2015	02/17/2014	B	337,925
15,000	Suffolk County, NY IDA (South Country Library)[1]	4.750		01/01/2019	01/31/2013	A	15,037
200,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000		10/01/2020	08/30/2016	A	201,068
400,000	Suffolk County, NY IDA (WORCA)	6.000		10/01/2020	09/06/2016	A	402,136
25,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2017	03/01/2013	A	25,886
50,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2020	03/01/2013	A	51,724
30,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2021	03/01/2013	A	31,028
100,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2023	03/01/2013	A	103,423
1,235,000	Syracuse, NY IDA (Carousel Center)	4.900	[7]	01/01/2018	01/01/2018		962,436

50	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 25,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375%	03/01/2021	03/01/2013	A	$24,995
385,000	Syracuse, NY IDA (One Center Armory Garage)	6.750	12/01/2017	01/31/2013	A	385,493
95,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	5.875	02/01/2033	02/01/2013	A	95,292
370,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800	02/01/2028	02/01/2013	A	383,956
20,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2030	09/01/2020	A	23,166,585
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2031	09/01/2021	A	1,131,620
10,000	Ulster County, NY GO1	5.400	11/15/2013	05/15/2013	A	10,192
10,000	Ulster County, NY GO1	5.400	11/15/2015	05/15/2013	A	10,191
155,000	Ulster County, NY Res Rec[1]	5.000	03/01/2016	03/01/2016		168,812
160,000	Ulster County, NY Res Rec[1]	5.000	03/01/2017	03/01/2016	A	173,346
170,000	Ulster County, NY Res Rec[1]	5.000	03/01/2018	03/01/2016	A	183,444
360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2040	01/25/2029	B	334,480
70,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250	06/01/2025	01/31/2013	A	70,002
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450	06/01/2040	09/21/2027	B	778,440
10,445,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.750	06/01/2030	01/31/2013	A	10,445,000
50,000	Utica, NY GO1	5.000	06/15/2021	06/15/2013	A	51,656
125,000	Utica, NY IDA (Munson-Williams-Proctor Arts Institute)	5.375	07/15/2019	01/15/2013	A	125,248
75,000	Utica, NY IDA (Munson-Williams-Proctor Arts Institute)[1]	5.400	07/15/2030	01/15/2013	A	75,149
15,000	Utica, NY IDA (Munson-Williams-Proctor Arts Institute)[1]	5.500	07/15/2016	01/15/2013	A	15,030
25,000	Utica, NY IDA (Munson-Williams-Proctor Arts Institute)[1]	5.500	07/15/2029	01/15/2013	A	25,051
3,000,000	Utica, NY IDA (Utica College Civic Facility)	6.850	12/01/2031	01/31/2013	A	3,034,890
50,000	Westchester County, NY GO1	5.375	12/15/2013	06/15/2013	A	51,133
3,730,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2021	11/01/2021		4,366,525
40,000	Westchester County, NY IDA (Clearview School)	6.600	01/01/2014	07/02/2013	A	40,682
705,000	Westchester County, NY IDA (JDAM)[1]	6.750	04/01/2016	04/01/2013	A	708,003

LIMITED TERM NEW YORK MUNICIPAL FUND	51

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

New York Continued
$ 220,000	Westchester County, NY IDA (Purchase College Foundation Hsg. Corp.)	5.500%	12/01/2015	01/31/2013	A	$222,801
100,000	Westchester County, NY IDA (Winward School)	5.200	10/01/2021	01/31/2013	A	100,166
5,595,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500	06/01/2021	06/01/2021		5,583,139
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	05/30/2018	B	10,555,657
80,000	White Plains, NY HDC (Battle Hill)[1]	6.650	02/01/2025	12/29/2019	B	80,928
2,000,000	Wyandanch, NY Union Free High School District	3.250	06/28/2013	06/28/2013		2,004,640
1,000,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.000	10/15/2030	05/05/2020	A	1,049,960
10,000	Yonkers, NY GO1	4.500	12/01/2017	01/22/2013	A	10,025
60,000	Yonkers, NY GO1	5.000	08/01/2014	08/01/2014		63,552
445,000	Yonkers, NY GO1	5.000	08/01/2015	08/01/2015		486,131
2,000,000	Yonkers, NY GO1	5.000	10/01/2023	10/01/2021	A	2,348,100
1,000,000	Yonkers, NY GO1	5.000	10/01/2024	10/01/2021	A	1,157,450
45,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.450	02/01/2029	02/01/2013	A	45,095
295,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.650	02/01/2039	02/01/2013	A	295,584
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000	04/01/2025	04/01/2015	A	1,509,199
1,250,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750	06/01/2024	06/01/2019	A	1,440,663
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	06/01/2019	A	688,302
1,115,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	6.800	07/01/2016	01/31/2013	A	1,117,854
						4,281,301,240
U.S. Possessions—26.0%
9,210,000	Guam Airport Authority, Series C1	5.375	10/01/2019	10/01/2013	A	9,365,373
6,000,000	Guam Airport Authority, Series C1	5.375	10/01/2020	10/01/2013	A	6,094,140
192,000	Guam EDA (TASC)	5.300	05/15/2014	05/15/2014		204,526
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)	4.500	10/01/2026	10/01/2026		3,063,552
1,435,000	Guam Government Business Privilege[1]	5.000	01/01/2027	01/01/2022	A	1,651,958

52	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 3,255,000	Guam Government Business Privilege[1]	5.000%		01/01/2028	01/01/2022	A	$3,705,948
1,200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	01/01/2022	A	1,354,248
6,000,000	Guam Government Business Privilege[1]	5.000		01/01/2032	01/01/2022	A	6,726,600
5,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.250		07/01/2025	07/01/2020	A	5,301,750
50,000	Guam International Airport Authority[1]	4.500		10/01/2014	10/01/2013	A	50,796
10,000	Guam International Airport Authority[1]	5.000		10/01/2023	10/01/2013	A	10,095
25,000	Guam International Airport Authority[1]	5.250		10/01/2016	10/01/2013	A	25,641
50,000	Guam International Airport Authority[1]	5.375		10/01/2017	10/01/2013	A	50,938
900,000	Guam Power Authority, Series A1	5.000		10/01/2019	10/01/2019		1,060,020
1,350,000	Guam Power Authority, Series A1	5.000		10/01/2020	10/01/2020		1,593,689
1,350,000	Guam Power Authority, Series A1	5.000		10/01/2021	10/01/2021		1,600,655
2,345,000	Guam Power Authority, Series A1	5.000		10/01/2022	10/01/2022		2,781,334
3,185,000	Guam Power Authority, Series A1	5.000		10/01/2025	10/01/2022	A	3,668,993
2,690,000	Guam Power Authority, Series A1	5.000		10/01/2026	10/01/2022	A	3,075,235
2,595,000	Guam Power Authority, Series A1	5.000		10/01/2027	10/01/2022	A	2,988,143
185,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	04/13/2018	B	179,622
12,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2024	07/01/2024		12,409,500
9,150,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.500		07/01/2028	07/01/2022	A	9,247,814
375,000	Puerto Rico Children’s Trust Fund (TASC)	4.100		05/15/2013	01/31/2013	A	376,016
200,000	Puerto Rico Children’s Trust Fund (TASC)	4.250		05/15/2014	01/31/2013	A	200,540
205,375,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	01/31/2013	A	205,568,053
68,875,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	01/31/2013	A	68,939,743
30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	01/31/2013	A	30,783,910
100,000	Puerto Rico Commonwealth GO1	3.203	[2]	07/01/2021	01/01/2014	A	94,508
1,850,000	Puerto Rico Commonwealth GO1	3.283	[2]	07/01/2018	07/01/2018		1,870,424
4,155,000	Puerto Rico Commonwealth GO1	3.323	[2]	07/01/2020	07/01/2020		4,208,267

LIMITED TERM NEW YORK MUNICIPAL FUND	53

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 27,125,000	Puerto Rico Commonwealth GO1	4.750%	12/01/2015	06/01/2013	A	$27,816,145
5,000,000	Puerto Rico Commonwealth GO1	5.000	07/01/2021	07/01/2021		5,098,850
165,000	Puerto Rico Commonwealth GO1	5.000	07/01/2024	07/01/2024		164,786
25,000	Puerto Rico Commonwealth GO1	5.000	07/01/2028	12/14/2026	B	24,669
2,660,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	07/01/2031		2,634,916
7,000,000	Puerto Rico Commonwealth GO1	5.250	01/01/2015	07/05/2014	B	7,099,330
880,000	Puerto Rico Commonwealth GO1	5.250	07/01/2018	07/01/2013	A	901,727
900,000	Puerto Rico Commonwealth GO1	5.250	07/01/2019	07/01/2013	A	922,590
500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2020	07/01/2014	A	505,415
2,430,000	Puerto Rico Commonwealth GO1	5.250	07/01/2021	07/01/2014	A	2,448,614
4,795,000	Puerto Rico Commonwealth GO1	5.250	07/01/2022	07/01/2014	A	4,819,311
2,715,000	Puerto Rico Commonwealth GO1	5.250	07/01/2022	07/01/2016	A	2,745,652
4,575,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	07/01/2014	A	4,592,980
14,850,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2013	A	14,867,078
270,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2016	A	272,014
21,785,000	Puerto Rico Commonwealth GO1	5.250	07/01/2025	07/01/2016	A	21,919,631
9,880,000	Puerto Rico Commonwealth GO1	5.250	07/01/2027	07/01/2016	A	9,925,349
15,000	Puerto Rico Commonwealth GO1	5.250	07/01/2029	07/01/2017	A	15,063
5,000,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	07/01/2017	A	5,016,850
2,840,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	07/01/2016	A	2,847,640
11,735,000	Puerto Rico Commonwealth GO1	5.250	07/01/2032	10/02/2031	B	11,713,760
14,750,000	Puerto Rico Commonwealth GO1	5.250	07/01/2032	07/01/2032		14,723,303
1,400,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	07/01/2021	A	1,420,020
40,000	Puerto Rico Commonwealth GO1	5.500	07/01/2013	07/01/2013		40,683
3,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		3,214,560
1,950,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		2,089,464
13,100,000	Puerto Rico Commonwealth GO1	5.500	07/01/2023	07/01/2018	A	13,427,369
240,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	07/01/2022	A	247,430
2,790,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	07/01/2018	A	2,908,436
10,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	07/01/2016	A	10,270,700
600,000	Puerto Rico Commonwealth GO1	6.000	07/01/2038	07/01/2018	A	615,648
1,950,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	07/01/2019	A	2,058,089
5,000,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2018	07/01/2016	A	5,140,400
150,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2023	07/01/2016	A	150,525
28,360,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2022	07/01/2020	A	29,655,485

54	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 10,920,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250%		07/01/2023	07/01/2020	A	$11,334,414
11,490,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	07/01/2020	A	11,852,624
11,595,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	07/01/2020	A	11,924,066
24,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	07/01/2020	A	24,529,440
33,580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	07/01/2020	A	34,257,644
4,905,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250		07/01/2028	07/01/2020	A	5,003,983
100,000	Puerto Rico Electric Power Authority, Series DDD[1]	5.000		07/01/2022	07/01/2020	A	102,993
370,000	Puerto Rico Electric Power Authority, Series PP1	5.000		07/01/2024	07/01/2014	A	371,351
800,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2023	07/01/2015	A	806,632
12,500,000	Puerto Rico Electric Power Authority, Series WW1	5.250		07/01/2025	07/01/2018	A	12,772,125
500,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250		07/01/2026	07/01/2020	A	512,925
3,425,000	Puerto Rico HFA[1]	4.600		12/01/2024	12/01/2013	A	3,438,906
85,000	Puerto Rico HFA[1]	5.000		12/01/2020	12/01/2013	A	87,894
155,000	Puerto Rico HFC[1]	5.100		12/01/2018	06/01/2013	A	157,173
5,400,000	Puerto Rico Highway & Transportation Authority[1]	3.111	[2]	07/01/2028	07/01/2028		4,395,762
100,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2018	07/01/2013	A	100,419
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	07/01/2013	A	90,113
75,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2023	07/01/2013	A	75,051
160,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2025	07/01/2014	A	160,034
190,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2027	01/31/2013	A	190,532
425,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	02/20/2026	B	419,365
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	08/06/2026	B	88,807
50,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	07/01/2028		49,337

LIMITED TERM NEW YORK MUNICIPAL FUND	55

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 45,000	Puerto Rico Highway & Transportation Authority[1]	5.250%	07/01/2014	07/01/2013	A	$45,594
2,900,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2013	A	2,941,847
425,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2013	A	432,183
230,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	07/01/2013	A	233,887
5,060,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2013	A	5,145,514
7,995,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2022	07/01/2013	A	8,130,116
7,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2024	01/31/2013	A	7,014,280
2,145,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2018	07/01/2013	A	2,198,496
785,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2013	A	804,578
390,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2013	A	395,628
100,000	Puerto Rico Highway & Transportation Authority, Series I1	5.000	07/01/2023	07/01/2014	A	100,200
4,355,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2021	07/01/2015	A	4,394,151
11,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2022	07/01/2015	A	11,065,450
12,275,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2023	07/01/2015	A	12,315,017
12,760,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2024	07/01/2015	A	12,785,265
14,545,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2025	07/01/2015	A	14,550,091
16,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2026	07/01/2026		16,651,912
1,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2027	07/01/2027		990,340
160,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	01/31/2013	A	160,245
780,000	Puerto Rico Infrastructure[1]	5.000	07/01/2019	07/01/2016	A	800,498
5,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		5,302,800
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2021	A	18,065,815
105,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	01/06/2014	B	108,035

56	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 1,055,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250%	10/01/2024	07/19/2017	A	$1,102,792
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2021	A	2,593,400
4,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2023	07/01/2023		4,460,928
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2016	04/01/2016		2,648,050
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2017	04/01/2017		2,127,980
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2018	04/01/2018		1,229,960
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2019	04/01/2019		1,238,721
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2021	04/01/2021		680,817
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2022	04/01/2022		675,825
34,610,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	05/31/2013	A	34,606,193
35,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2015	01/31/2013	A	35,118
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	17,508,007
75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125	11/15/2025	01/31/2013	A	75,317
475,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.375	11/15/2015	01/31/2013	A	477,299
2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.500	11/15/2020	01/31/2013	A	2,009,880
500,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		562,620
2,575,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	01/31/2013	A	2,576,236
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2021	10/01/2021		391,145
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2022	10/01/2022		439,946
2,190,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2015	07/01/2013	A	2,233,055
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2016	07/01/2013	A	2,258,547
2,345,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2017	07/01/2013	A	2,391,103

LIMITED TERM NEW YORK MUNICIPAL FUND	57

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625%	07/01/2018	07/01/2013	A	$361,979
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2019	07/01/2013	A	1,911,863
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	02/01/2013	A	20,009
90,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2013	02/01/2013	A	90,241
450,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	02/01/2013	A	450,149
55,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2017	02/01/2013	A	55,215
50,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	02/01/2013	A	50,196
9,400,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2023	08/01/2015	A	9,461,100
10,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2024	08/01/2015	A	10,055,800
305,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	01/31/2013	A	305,970
170,000	Puerto Rico Municipal Finance Agency, Series B1	5.750	08/01/2013	02/01/2013	A	170,593
275,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	01/31/2013	A	275,025
14,280,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2029	07/01/2014	A	14,301,420
5,000,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2016	07/01/2016		5,288,700
2,060,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2021	07/01/2017	A	2,133,315
2,425,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2024	07/01/2017	A	2,481,648
3,255,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2025	07/01/2017	A	3,321,825
13,195,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2026	07/01/2017	A	13,433,961
1,250,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2035	07/01/2017	C	1,348,400
150,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2015	07/01/2015		159,050
750,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2016	A	783,135
1,400,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2034	07/01/2017	C	1,524,628

58	LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 50,000	Puerto Rico Public Buildings Authority[1]	6.250%	07/01/2026	07/01/2019	A	$54,634
8,795,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2014	A	9,493,411
31,150,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	06/01/2014	A	33,444,198
205,030,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	08/01/2016	A	223,296,123
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	02/01/2015	A	19,712,690
2,100,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	A	2,232,972
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	A	77,209,605
4,080,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		4,017,209
2,750,000	University of Puerto Rico[1]	5.000	06/01/2026	06/01/2026		2,685,045
7,470,000	University of Puerto Rico, Series P1	5.000	06/01/2021	06/01/2016	A	7,533,346
8,500,000	University of Puerto Rico, Series P1	5.000	06/01/2022	06/01/2016	A	8,548,365
3,725,000	University of Puerto Rico, Series P1	5.000	06/01/2024	06/01/2024		3,695,461
5,645,000	University of Puerto Rico, Series P1	5.000	06/01/2030	12/23/2028	B	5,438,167
4,930,000	University of Puerto Rico, Series Q	5.000	06/01/2018	06/01/2016	A	5,032,100
2,490,000	University of Puerto Rico, Series Q1	5.000	06/01/2019	06/01/2016	A	2,532,479
3,515,000	University of Puerto Rico, Series Q1	5.000	06/01/2021	06/01/2016	A	3,544,807
8,410,000	University of Puerto Rico, Series Q1	5.000	06/01/2023	06/01/2016	A	8,418,494
100,000	University of Puerto Rico, Series Q1	5.000	06/01/2024	06/01/2024		99,207
300,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	12/22/2028	B	289,008
65,000	V.I. HFA, Series A	6.500	03/01/2025	01/31/2013	A	65,105
25,000	V.I. Port Authority, Series A1	5.000	09/01/2023	01/31/2013	A	25,040
2,805,000	V.I. Port Authority, Series A1	5.250	09/01/2018	01/31/2013	A	2,812,742
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,504,892
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	891,259
3,670,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,837,389
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,788,951
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	10/01/2016	A	52,085
830,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2031	10/01/2014	A	867,682
1,350,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2025	10/01/2020	A	1,468,665

LIMITED TERM NEW YORK MUNICIPAL FUND	59

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity (Unaudited)*		Value

U.S. Possessions Continued
$ 1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000%	10/01/2027	10/01/2022	A	$1,646,070
1,075,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250	10/01/2021	10/01/2014	A	1,136,383
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	729,157
1,000,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2016	10/01/2014	A	1,061,410
2,265,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2022	10/01/2014	A	2,392,316
2,000,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2023	10/01/2014	A	2,112,420
665,000	V.I. Public Finance Authority, Series A-1[1]	4.500	10/01/2024	10/01/2019	A	700,425
2,000,000	V.I. Public Finance Authority, Series B1	5.000	10/01/2025	10/01/2019	A	2,155,800
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	22,173
80,000	V.I. Tobacco Settlement Financing Corp. (TASC)	4.950	05/15/2014	01/31/2013	A	80,262
980,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	02/14/2013	B	960,263
1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	06/10/2018	B	1,291,248
225,000	V.I. Water & Power Authority[1]	5.000	07/01/2018	07/01/2013	A	228,303
7,350,000	V.I. Water & Power Authority	5.500	07/01/2017	01/31/2013	A	7,366,762
						1,452,701,329
Total Municipal Bonds and Notes (Cost $5,593,209,280)						5,734,032,598

Shares
Common Stocks—0.1%
2,137	CMS Liquidating Trust[6] (Cost $ 6,838,400)					6,838,400
Total Investments, at Value (Cost $5,600,047,680)—102.6%						5,740,870,998
Liabilities in Excess of Other Assets—(2.6)						(145,692,576)
Net Assets—100.0%						$5,595,178,422

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

60	LIMITED TERM NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments Continued

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Non-income producing security.

7. Zero coupon bond reflects effective yield on the date of purchase.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AOFMHS	Aurelia Osborn Fox Memorial Hospital Society
ARC	Assoc. of Retarded Citizens
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AeL	Aero Lauderdale
BFCC	Brookdale Family Care Center
BID	Business Improvement District
BOCES	Board of Cooperative Educational Services
CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
CMA	Community Mainstreaming Associates, Inc.
COP	Certificates of Participation
CRR	Center for Rapid Recovery
CSMR	Community Services for the Mentally Retarded
Con Ed	Consolidated Edison Company
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncilff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency

HFC	Housing Finance Corp.
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
LIJMC	Long Island Jewish Medical Center
LILCO	Long Island Lighting Corp.
MMC	Mercy Medical Center
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NSLIJ	North Shore Long Island Jewish
NSUH	North Shore University Hospital
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
RIBS	Residual Interest Bonds
Res Rec	Resource Recovery Facility
ROLs	Residual Option Longs
SAVRS	Select Auction Variable Rate Securities
SCHRC	St. Charles Hospital and Rehabilitation Center
SFH	St. Francis Hospital
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center

LIMITED TERM NEW YORK MUNICIPAL FUND	61

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults

WUH	Winthrop University Hospital
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

62	LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value (cost $5,600,047,680)—see accompanying statement of investments	$5,740,870,998
Cash	10,205,979
Receivables and other assets:
Interest	71,680,287
Shares of beneficial interest sold	20,126,761
Investments sold	2,387,284
Other	314,595
Total assets	5,845,585,904
Liabilities
Payables and other liabilities:
Investments purchased (including $168,264,180 purchased on a when-issued or delayed delivery basis)	168,541,534
Payable for short-term floating rate notes issued (See Note 1)	40,715,000
Shares of beneficial interest redeemed	19,605,796
Payable on borrowings (See Note 6)	19,100,000
Distribution and service plan fees	1,156,626
Trustees’ compensation	775,531
Transfer and shareholder servicing agent fees	143,561
Shareholder communications	75,566
Interest expense on borrowings	2,706
Other	291,162
Total liabilities	250,407,482
Net Assets	$5,595,178,422
Composition of Net Assets
Paid-in capital	$5,525,418,153
Accumulated net investment loss	(10,156,654)
Accumulated net realized loss on investments	(60,906,395)
Net unrealized appreciation on investments	140,823,318
Net Assets	$5,595,178,422

LIMITED TERM NEW YORK MUNICIPAL FUND	63

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,800,911,704 and 1,122,845,675 shares of beneficial interest outstanding)	$3.39
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.47
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,971,155 and 8,571,042 shares of beneficial interest outstanding)	$3.38
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,557,436,490 and 462,255,266 shares of beneficial interest outstanding)	$3.37
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $207,859,073 and 61,399,621 shares of beneficial interest outstanding)	$3.39

See accompanying Notes to Financial Statements.

64	LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended December 31, 2012

Investment Income
Interest	$236,184,773
Other income	1,376
Total investment income	236,186,149
Expenses
Management fees	20,775,864
Distribution and service plan fees:
Class A	8,884,756
Class B	326,687
Class C	14,616,885
Transfer and shareholder servicing agent fees:
Class A	945,591
Class B	35,976
Class C	561,890
Class Y	59,419
Shareholder communications:
Class A	109,284
Class B	4,581
Class C	63,866
Class Y	10,210
Accounting service fees	1,574,491
Borrowing fees	1,455,065
Interest expense and fees on short-term floating rate notes issued (See Note 1)	529,855
Trustees’ compensation	82,382
Interest expense	64,655
Custodian fees and expenses	33,157
Administration service fees	1,500
Other	275,399
Total expenses	50,411,513
Net Investment Income	185,774,636
Realized and Unrealized Gain
Net realized gain on investments	1,141,942
Net change in unrealized appreciation/depreciation on investments	97,316,641
Net Increase in Net Assets Resulting from Operations	$284,233,219

See accompanying Notes to Financial Statements.

LIMITED TERM NEW YORK MUNICIPAL FUND	65

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$185,774,636	$180,339,948
Net realized gain	1,141,942	1,519,760
Net change in unrealized appreciation/depreciation	97,316,641	129,407,671
Net increase in net assets resulting from operations	284,233,219	311,267,379
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(138,074,475)	(136,160,143)
Class B	(992,580)	(1,349,775)
Class C	(45,226,852)	(46,086,400)
Class Y	(6,298,034)	(505,405)
	(190,591,941)	(184,101,723)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	481,946,648	43,327,434
Class B	(6,924,524)	(9,274,385)
Class C	212,022,135	(10,011,299)
Class Y	151,466,895	54,145,454
	838,511,154	78,187,204
Net Assets
Total increase	932,152,432	205,352,860
Beginning of period	4,663,025,990	4,457,673,130
End of period (including accumulated net investment loss of $10,156,654 and $2,623,774, respectively)	$5,595,178,422	$4,663,025,990

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

66	LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class A	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$3.32	$3.22	$3.25	$2.85	$3.32
Income (loss) from investment operations:
Net investment income[2]	.13	.14	.14	.14	.14
Net realized and unrealized gain (loss)	.07	.10	(.03)	.40	(.47)
Total from investment operations	.20	.24	.11	.54	(.33)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.14)	(.14)	(.14)	(.14)
Net asset value, end of period	$3.39	$3.32	$3.22	$3.25	$2.85
Total Return, at Net Asset Value[3]	6.13%	7.76%	3.51%	19.45%	(10.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,800,912	$3,253,871	$3,121,033	$2,801,988	$2,355,062
Average net assets (in thousands)	$3,591,083	$3,074,407	$3,000,461	$2,558,997	$2,765,248
Ratios to average net assets:[4]
Net investment income	3.75%	4.34%	4.35%	4.50%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.72%	0.72%	0.75%	0.74%
Interest and fees from borrowings	0.03%	0.03%	0.04%	0.26%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.03%	0.04%	0.10%
Total expenses	0.75%	0.77%	0.79%	1.05%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.77%	0.79%	1.05%	0.93%
Portfolio turnover rate	15%	15%	14%	12%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

LIMITED TERM NEW YORK MUNICIPAL FUND	67

FINANCIAL HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class B	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$3.31	$3.22	$3.25	$2.85	$3.32
Income (loss) from investment operations:
Net investment income[2]	.10	.11	.12	.11	.12
Net realized and unrealized gain (loss)	.07	.10	(.03)	.41	(.47)
Total from investment operations	.17	.21	.09	.52	(.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.12)	(.12)	(.12)	(.12)
Net asset value, end of period	$3.38	$3.31	$3.22	$3.25	$2.85
Total Return, at Net Asset Value[3]	5.24%	6.52%	2.62%	18.39%	(10.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,971	$35,183	$43,448	$59,451	$ 90,497
Average net assets (in thousands)	$32,565	$37,587	$49,788	$71,243	$157,158
Ratios to average net assets:[4]
Net investment income	2.93%	3.48%	3.50%	3.64%	3.72%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.56%	1.59%	1.58%	1.66%	1.54%
Interest and fees from borrowings	0.03%	0.03%	0.04%	0.26%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.03%	0.04%	0.10%
Total expenses	1.60%	1.64%	1.65%	1.96%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.64%	1.65%	1.96%	1.73%
Portfolio turnover rate	15%	15%	14%	12%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68	LIMITED TERM NEW YORK MUNICIPAL FUND

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class C	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.21	$3.24	$2.84	$3.31
Income (loss) from investment operations:
Net investment income[2]	.10	.12	.12	.12	.12
Net realized and unrealized gain (loss)	.08	.09	(.03)	.40	(.47)
Total from investment operations	.18	.21	.09	.52	(.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.12)	(.12)	(.12)	(.12)
Net asset value, end of period	$3.37	$3.30	$3.21	$3.24	$2.84
Total Return, at Net Asset Value[3]	5.35%	6.65%	2.74%	18.63%	(10.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,557,436	$1,319,078	$1,293,192	$1,137,285	$919,680
Average net assets (in thousands)	$1,459,347	$1,251,673	$1,250,552	$1,021,648	$1,054,502
Ratios to average net assets:[4]
Net investment income	2.99%	3.58%	3.59%	3.75%	3.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.48%	1.49%	1.48%	1.50%	1.51%
Interest and fees from borrowings	0.03%	0.03%	0.04%	0.26%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.02%	0.03%	0.04%	0.10%
Total expenses	1.52%	1.54%	1.55%	1.80%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.54%	1.55%	1.80%	1.70%
Portfolio turnover rate	15%	15%	14%	12%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

LIMITED TERM NEW YORK MUNICIPAL FUND	69

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended December 31, 2012	Period Ended December 30, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$3.32	$3.18
Income (loss) from investment operations:
Net investment income[3]	.13	.11
Net realized and unrealized gain	.08	.14
Total from investment operations	.21	.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.11)
Net asset value, end of period	$3.39	$3.32
Total Return, at Net Asset Value[4]	6.38%	7.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,859	$54,894
Average net assets (in thousands)	$157,688	$15,811
Ratios to average net assets:[5]
Net investment income	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.48%	0.46%
Interest and fees from borrowings	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.02%
Total expenses	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.51%
Portfolio turnover rate	15%	15%
1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from March 30, 2011 (inception of offering) to December 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

70	LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Limited Term New York Municipal Fund (the “Fund”) is a separate series of Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker

LIMITED TERM NEW YORK MUNICIPAL FUND	71

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the

72	LIMITED TERM NEW YORK MUNICIPAL FUND

Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse

LIMITED TERM NEW YORK MUNICIPAL FUND	73

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $21,750,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2012, municipal bond holdings with a value of $61,412,669 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $40,715,000 in short-term floating rate securities issued and outstanding at that date.

74	LIMITED TERM NEW YORK MUNICIPAL FUND

At December 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$3,335,000	NYC GO DRIVERS	11.376%	8/15/23	$4,055,060
3,780,000	NYC GO DRIVERS	11.381	12/1/23	4,738,684
7,250,000	NYC GO ROLs[3]	15.095	6/1/23	10,272,670
1,580,000	SONYMA, Series 29 DRIVERS	16.339	10/1/31	1,631,255

				$20,697,669

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $40,715,000 or 0.70% of its total assets as of December 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain

LIMITED TERM NEW YORK MUNICIPAL FUND	75

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$168,264,180

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$2,030,000
Market Value	$1,609,009
Market Value as a % of Net Assets	0.03%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

76	LIMITED TERM NEW YORK MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$1,733,662	$—	$72,167,975	$152,084,895

1. As of December 31, 2012, the Fund had $72,167,975 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	1,433,268

Total	$72,167,975

2. During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 30, 2011, the Fund utilized $37,051 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$2,715,575	$2,715,575

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Exempt-interest dividends	$190,221,761	$183,778,302
Ordinary income	370,180	323,421

Total	$190,591,941	$184,101,723

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference

LIMITED TERM NEW YORK MUNICIPAL FUND	77

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,547,142,098	[1]

Gross unrealized appreciation	$181,283,010
Gross unrealized depreciation	(29,198,115)

Net unrealized appreciation	$152,084,895

1. The Federal tax cost of securities does not include cost of $41,644,005, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended December 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased (Decreased)	$—
Payments Made to Retired Trustees	65,513
Accumulated Liability as of December 31, 2012	561,960

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

78	LIMITED TERM NEW YORK MUNICIPAL FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

LIMITED TERM NEW YORK MUNICIPAL FUND	79

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

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If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$30,029	$—	$30,029
New York	—	4,281,301,240	—	4,281,301,240
U.S. Possessions	—	1,452,701,329	—	1,452,701,329
Common Stocks	—	6,838,400	—	6,838,400

Total Assets	$—	$5,740,870,998	$—	$5,740,870,998

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Muncipal Bonds and Notes
New York	$7,384,710	$(7,384,710)

Total Assets	$7,384,710	$(7,384,710)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	303,828,577	$1,028,124,155	182,618,067	$592,543,007
Dividends and/or distributions reinvested	35,963,356	121,714,068	34,367,172	111,483,662
Redeemed	(197,485,038)	(667,891,575)	(205,013,005)	(660,699,235)

Net increase	142,306,895	$481,946,648	11,972,234	$43,327,434

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	Year Ended December 31, 2012		Year Ended December 30, 2011[1]
	Shares	Amount	Shares	Amount
Class B
Sold	1,096,032	$3,688,765	2,051,664	$6,616,372
Dividends and/or distributions reinvested	259,295	876,741	361,025	1,167,087
Redeemed	(3,401,402)	(11,490,030)	(5,296,683)	(17,057,844)

Net decrease	(2,046,075)	$(6,924,524)	(2,883,994)	$(9,274,385)

Class C
Sold	102,298,474	$344,691,123	58,234,097	$188,369,482
Dividends and/or distributions reinvested	11,742,486	39,589,074	11,815,668	38,121,281
Redeemed	(51,096,041)	(172,258,062)	(73,792,489)	(236,502,062)

Net increase (decrease)	62,944,919	$212,022,135	(3,742,724)	$(10,011,299)

Class Y
Sold	55,939,804	$189,009,572	16,898,364	$55,318,703
Dividends and/or distributions reinvested	1,594,368	5,403,576	104,996	346,173
Redeemed	(12,675,687)	(42,946,253)	(462,224)	(1,519,422)

Net increase	44,858,485	$151,466,895	16,541,136	$54,145,454

1. For the year ended December 30, 2011, for Class A, Class B and Class C shares, and for the period from March 30, 2011 (inception of offering) to December 30, 2011, for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,605,261,510	$689,414,790

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Over $5 billion	0.38

Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2012, the Fund paid $1,574,491 to the Manager for accounting services.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2012, the Fund paid $1,596,277 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class C	$43,355,272

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Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$513,905	$144,300	$30,080	$122,188

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to March 1, 2012. Effective March 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2035% as of December 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended December 31, 2012 equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of December 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.2035%. Details of the borrowings for the year ended December 31, 2012 are as follows:

Average Daily Loan Balance	$23,754,645
Average Daily Interest Rate	0.266%
Fees Paid	$971,602
Interest Paid	$63,500

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse

86	LIMITED TERM NEW YORK MUNICIPAL FUND

repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended December 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended December 31, 2012.

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

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NOTES TO FINANCIAL STATEMENTS    Continued

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

88	LIMITED TERM NEW YORK MUNICIPAL FUND

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

LIMITED TERM NEW YORK MUNICIPAL FUND	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rochester Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Limited Term New York Municipal Fund, a separate series of Rochester Portfolio Series, including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2012 are eligible for the corporate dividend-received deduction 99.81% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (69.7%), Puerto Rico (28.6%), Guam (0.7%), Virgin Islands (1.0%).

During 2012, 15.0327% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

LIMITED TERM NEW YORK MUNICIPAL FUND	91

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load “other states” short-intermediate municipal debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load “other states” short-intermediate municipal debt funds and California short/intermediate municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its expense group median and average.

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Matthew P. Fink, Trustee (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS    Unaudited / Continued

Joanne Pace, Trustee/Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Peter I. Wold, Trustee (since 2009) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 49	Senior Vice President of the Sub-Adviser (since July 2007); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 41	Vice President of the Sub-Adviser (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 40	Vice President of the Sub-Adviser (since July 2009); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Sub-Adviser (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Sub-Adviser (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Vice President of the Sub-Adviser (since February 2013), Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 55	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation

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Arthur S. Gabinet, Continued	(since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management , Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
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●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

LIMITED TERM NEW YORK MUNICIPAL FUND	103

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

104	LIMITED TERM NEW YORK MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0355.001.1212 February 22, 2013

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,700 in fiscal 2012 and $43,800 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2012 and $2,619 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $900 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $718,563 in fiscal 2012 and $418,389 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 2/11/2013